Exhibit 99.2

PARK
HOTELS & RESORTS

Second Quarter 2022 Supplemental Data

JUNE 30, 2022

Royal Palm South Beach Miami, a Tribute Portfolio Resort

Parc 55 San Francisco, a Hilton Hotel

Hilton Hawaiian Village Waikiki Beach Resort

PARK HOTELS & RESORTS First Quarter 2021 Supplemental Data MARCH Royal Palm South Beach Miami, a Tribute Portfolio Resort Parc 55 San Francisco, a Hilton Hotel Hilton Hawaiian Village Waikiki Beach Resort

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About Park and Safe Harbor Disclosure

About Park Hotels & Resorts Inc.

Park (NYSE: PK) is the second largest publicly-traded lodging real estate company with a diverse portfolio of market-leading hotels and resorts with significant underlying real estate value. Park’s portfolio consists of 49 premium-branded hotels and resorts with approximately 30,000 rooms primarily located in prime city center and resort locations. Visit www.pkhotelsandresorts.com for more information.

Forward-Looking Statements

This supplement contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include, but are not limited to, statements related to Park’s current expectations regarding the performance of its business, financial results, liquidity and capital resources, including expected dates that its hotels will break even or achieve positive Hotel Adjusted EBITDA, the impact to the Company's business and financial condition and that of its hotel management companies, measures being taken in response to COVID-19, the impact from macroeconomic factors (including inflation, increases in interest rates, potential economic slowdown or a recession and geopolitical conflicts), the effects of competition and the effects of future legislation or regulations, the expected completion of anticipated dispositions, the declaration and payment of future dividends and other non-historical statements. Forward-looking statements include all statements that are not historical facts, and in some cases, can be identified by the use of forward-looking terminology such as the words “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “projects,” “predicts,” “intends,” “plans,” “estimates,” “anticipates,” “hopes” or the negative version of these words or other comparable words. You should not rely on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond the Company’s control and which could materially affect its results of operations, financial condition, cash flows, performance or future achievements or events. Currently, one of the most significant factors continues to be the adverse effect of COVID-19, including actions taken to contain the pandemic or mitigate its effects, the emergences of virus variants and resurgences, on the Company’s financial condition, results of operations, cash flows and performance, its hotel management companies and its hotels’ tenants, and the global economy and financial markets. Investors are cautioned to interpret many of the risks identified in the risk factors included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 as being heightened as a result of the ongoing and numerous adverse effects of COVID-19.

Forward-looking statements involve risks, uncertainties and assumptions. Actual results may differ materially from those expressed in these forward-looking statements. You should not put undue reliance on any forward-looking statements and Park urges investors to carefully review the disclosures Park makes concerning risk and uncertainties in Item 1A: “Risk Factors” in Park’s Annual Report on Form 10-K for the year ended December 31, 2021, as such factors may be updated from time to time in Park’s filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. Except as required by law, Park undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Supplemental Financial Information

Park refers to certain non-generally accepted accounting principles (“GAAP”) financial measures in this presentation, including Funds from (used in) Operations (“FFO”) calculated in accordance with the guidelines of the National Association of Real Estate Investment Trusts (“Nareit”), Adjusted FFO, FFO per share, Adjusted FFO per share, Earnings (loss) before interest expense, taxes and depreciation and amortization (“EBITDA”), Adjusted EBITDA, Hotel Adjusted EBITDA, Hotel Adjusted EBITDA margin, Net debt and Net debt to Adjusted EBITDA ratio. These non-GAAP financial measures should be considered along with, but not as alternatives to, net income (loss) as a measure of its operating performance. Please see the schedules included in this presentation including the “Definitions” section for additional information and reconciliations of such non-GAAP financial measures.

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Table of Contents

1. Financial Statements	4
2. Supplementary Financial Information	7
3. Outlook	18
4. Portfolio and Operating Metrics	22
5. Properties Acquired and Sold	41
6. Capital Structure	44
7. Definitions	46

3 |

Financial Statements

Casa Marina, a Waldorf Astoria Resort Hilton Chicago Hyatt Regency Mission Bay Spa and Marina

4 |

Financial Statements

Condensed Consolidated Balance Sheets

(in millions, except share and per share data)

	June 30, 2022	December 31, 2021
	(unaudited)
ASSETS
Property and equipment, net	$8,326	$8,511
Assets held for sale, net	7	—
Investments in affiliates	4	15
Intangibles, net	43	44
Cash and cash equivalents	758	688
Restricted cash	109	75
Accounts receivable, net of allowance for doubtful accounts of $2 and $2	149	96
Prepaid expenses	39	35
Other assets	38	69
Operating lease right-of-use assets	228	210
TOTAL ASSETS (variable interest entities - $237 and $237)	$9,701	$9,743
LIABILITIES AND EQUITY
Liabilities
Debt	$4,671	$4,672
Accounts payable and accrued expenses	211	156
Due to hotel managers	124	111
Other liabilities	167	174
Operating lease liabilities	247	227
Total liabilities (variable interest entities - $219 and $219)	5,420	5,340
Stockholders' Equity
Common stock, par value $0.01 per share, 6,000,000,000 shares authorized, 225,352,740 shares issued and 224,840,982 shares outstanding as of June 30, 2022 and 236,888,804 shares issued and 236,483,990 shares outstanding as of December 31, 2021	2	2
Additional paid-in capital	4,321	4,533
Retained earnings (accumulated deficit)	6	(83)
Total stockholders' equity	4,329	4,452
Noncontrolling interests	(48)	(49)
Total equity	4,281	4,403
TOTAL LIABILITIES AND EQUITY	$9,701	$9,743

5 |

Financial Statements (continued)

Condensed Consolidated Statements of Operations

(unaudited, in millions, except per share data)

	Three Months Ended June 30,			Six Months Ended June 30,
	2022	2021	2019	2022	2021	2019
Revenues
Rooms	$433	$207	$434	$725	$313	$837
Food and beverage	173	54	195	283	76	378
Ancillary hotel	70	50	55	131	79	110
Other	19	12	19	35	20	37
Total revenues	695	323	703	1,174	488	1,362

Operating expenses
Rooms	98	59	113	183	94	220
Food and beverage	119	42	130	206	63	254
Other departmental and support	158	101	151	291	179	300
Other property-level	65	52	49	115	100	98
Management fees	32	14	36	54	21	69
Casualty and impairment loss, net	1	5	—	1	5	—
Depreciation and amortization	68	71	61	137	145	123
Corporate general and administrative	16	16	22	32	34	39
Other	18	13	18	34	20	38
Total expenses	575	373	580	1,053	661	1,141

(Loss) gain on sales of assets, net	(1)	6	(12)	(1)	6	19

Operating income (loss)	119	(44)	111	120	(167)	240

Interest income	1	—	2	1	—	3
Interest expense	(62)	(66)	(33)	(124)	(129)	(65)
Equity in earnings (losses) from investments in affiliates	5	(2)	10	5	(6)	15
Other gain (loss), net	92	(2)	(1)	97	(2)	—

Income (loss) before income taxes	155	(114)	89	99	(304)	193
Income tax expense	(1)	—	(5)	(1)	(1)	(12)
Net income (loss)	154	(114)	84	98	(305)	181
Net income attributable to noncontrolling interests	(4)	(2)	(2)	(5)	(1)	(3)
Net income (loss) attributable to stockholders	$150	$(116)	$82	$93	$(306)	$178

Earnings (loss) per share:
Earnings (loss) per share – Basic	$0.66	$(0.49)	$0.40	$0.40	$(1.30)	$0.88
Earnings (loss) per share – Diluted	$0.66	$(0.49)	$0.40	$0.40	$(1.30)	$0.88

Weighted average shares outstanding – Basic	228	236	201	232	235	201
Weighted average shares outstanding – Diluted	228	236	202	232	236	202

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Supplementary Financial Information

Juniper Hotel Cupertino, Curio Collection Hotel Adagio, Autograph Collection The Reach Key West, Curio Collection

7 |

Supplementary Financial Information

EBITDA and Adjusted EBITDA

(unaudited, in millions)	Three Months Ended June 30,			Six Months Ended June 30,
	2022	2021	2019	2022	2021	2019
Net income (loss)	$154	$(114)	$84	$98	$(305)	$181
Depreciation and amortization expense	68	71	61	137	145	123
Interest income	(1)	—	(2)	(1)	—	(3)
Interest expense	62	66	33	124	129	65
Income tax expense	1	—	5	1	1	12
Interest expense, income tax and depreciation and amortization included in equity in earnings from investments in affiliates	4	4	7	5	5	12
EBITDA	288	27	188	364	(25)	390
Loss (gain) on sales of assets, net	1	(6)	12	1	(6)	(19)
Gain on sale of investments in affiliates(1)	(92)	—	—	(92)	—	—
Acquisition costs	—	—	6	—	—	6
Severance expense	—	—	1	—	—	2
Share-based compensation expense	5	4	4	9	10	8
Casualty and impairment loss, net	1	5	—	1	5	—
Other items	4	3	(4)	6	—	(4)
Adjusted EBITDA	$207	$33	$207	$289	$(16)	$383

(1) Included in other gain (loss), net in the condensed consolidated statements of operations.

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Supplementary Financial Information (continued)

Pro-forma Hotel Adjusted EBITDA and Pro-forma Hotel Adjusted EBITDA Margin

(unaudited, dollars in millions)
	Three Months Ended June 30,			Six Months Ended June 30,
	2022	2021	2019	2022	2021	2019
Adjusted EBITDA(1)	$207	$33	$207	$289	$(16)	$383
Less: Adjusted EBITDA from investments in affiliates	(11)	(2)	(12)	(16)	—	(22)
Add: All other(1)	12	11	14	24	22	29
Hotel Adjusted EBITDA	208	42	209	297	6	390
Add: Adjusted EBITDA from hotels acquired	—	—	53	—	—	90
Less: Adjusted EBITDA from hotels disposed of	(1)	(1)	(27)	(2)	4	(51)
Pro-forma Hotel Adjusted EBITDA	$207	$41	$235	$295	$10	$429

	Three Months Ended June 30,			Six Months Ended June 30,
	2022	2021	2019	2022	2021	2019
Total Revenues	$695	$323	$703	$1,174	$488	$1,362
Less: Other revenue	(19)	(12)	(19)	(35)	(20)	(37)
Add: Revenues from hotels acquired	—	—	151	—	—	281
Less: Revenues from hotels disposed of	(6)	(14)	(80)	(11)	(20)	(162)
Pro-forma Hotel Revenues	$670	$297	$755	$1,128	$448	$1,444

	Three Months Ended June 30,			2022 vs 2021		2022 vs 2019
	2022	2021	2019	Change(2)		Change(2)
Pro-forma Hotel Revenues	$670	$297	$755	125.4%		(11.2)%
Pro-forma Hotel Adjusted EBITDA	$207	$41	$235	399.7%		(12.1)%
Pro-forma Hotel Adjusted EBITDA margin(2)	30.8%	13.9%	31.1%	1,690	bps	(30)	bps

	Six Months Ended June 30,			2022 vs 2021		2022 vs 2019
	2022	2021	2019	Change(2)		Change(2)
Pro-forma Hotel Revenues	$1,128	$448	$1,444	151.6%		(21.9)%
Pro-forma Hotel Adjusted EBITDA	$295	$10	$429	2,931.3%		(31.2)%
Pro-forma Hotel Adjusted EBITDA margin(2)	26.2%	2.2%	29.7%	2,400	bps	(350)	bps

(1) Includes other revenues and other expenses, non-income taxes on TRS leases included in other property-level expenses and corporate general and administrative expenses in the condensed consolidated statements of operations.

(2) Percentages are calculated based on unrounded numbers.

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Supplementary Financial Information (continued)

Nareit FFO and Adjusted FFO

(unaudited, in millions, except per share data)

	Three Months Ended June 30,			Six Months Ended June 30,
	2022	2021	2019	2022	2021	2019
Net income (loss) attributable to stockholders	$150	$(116)	$82	$93	$(306)	$178
Depreciation and amortization expense	68	71	61	137	145	123
Depreciation and amortization expense attributable to noncontrolling interests	(1)	(1)	(1)	(2)	(2)	(2)
Loss (gain) on sales of assets, net	1	(6)	12	1	(6)	(19)
Gain on sale of investments in affiliates(1)	(92)	—	—	(92)	—	—
Impairment loss	—	5	—	—	5	—
Equity investment adjustments:
Equity in (earnings) losses from investments in affiliates	(5)	2	(10)	(5)	6	(15)
Pro rata FFO of investments in affiliates	8	—	12	10	(2)	21
Nareit FFO attributable to stockholders	129	(45)	156	142	(160)	286
Severance expense	—	—	1	—	—	2
Acquisition costs	—	—	6	—	—	6
Share-based compensation expense	5	4	4	9	10	8
Other items	5	3	(3)	6	(1)	(2)
Adjusted FFO attributable to stockholders	$139	$(38)	$164	$157	$(151)	$300
Nareit FFO per share - Diluted(2)	$0.57	$(0.19)	$0.77	$0.61	$(0.68)	$1.42
Adjusted FFO per share - Diluted(2)	$0.61	$(0.16)	$0.81	$0.68	$(0.64)	$1.49
Weighted average shares outstanding - Diluted(3)	228	236	202	232	236	202

(1) Included in other gain (loss), net in the condensed consolidated statements of operations.

(2) Per share amounts are calculated based on unrounded numbers.

(3) Derived from Park’s earnings per share calculations for each period presented; for shares outstanding as of June 30, 2022, see page 5.

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Supplementary Financial Information (continued)

Historical Pro-forma Hotel Metrics

The Pro-forma financial information below is for the 44 consolidated hotels owned as of August 3, 2022.

	Three Months Ended		Six Months Ended
(unaudited)	March 31,	June 30,	June 30,
	2022	2022	2022
Pro-forma RevPAR	$117.50	$173.03	$145.42
Pro-forma Occupancy	51.6%	71.0%	61.4%
Pro-forma ADR	$227.67	$243.66	$236.97

Pro-forma Hotel Revenues (in millions)	$458	$670	$1,128
Pro-forma Hotel Adjusted EBITDA (in millions)	$88	$207	$295
Pro-forma Hotel Adjusted EBITDA margin(1)	19.3%	30.8%	26.2%

	Three Months Ended				Full Year
	March 31,	June 30,	September 30,	December 31,	December 31,
	2021	2021	2021	2021	2021
Pro-forma RevPAR	$41.49	$78.74	$105.95	$111.07	$84.56
Pro-forma Occupancy	26.2%	41.7%	51.0%	52.2%	42.9%
Pro-forma ADR	$158.07	$188.63	$207.81	$212.63	$197.13

Pro-forma Hotel Revenues (in millions)	$151	$297	$398	$430	$1,276
Pro-forma Hotel Adjusted EBITDA (in millions)	$(31)	$41	$82	$85	$177
Pro-forma Hotel Adjusted EBITDA margin(1)	(21.0)%	13.9%	20.5%	19.7%	13.8%

	Three Months Ended				Full Year
	March 31,	June 30,	September 30,	December 31,	December 31,
	2019	2019	2019	2019	2019
Pro-forma RevPAR	$175.41	$192.58	$187.54	$178.39	$183.50
Pro-forma Occupancy	77.5%	85.6%	84.3%	80.6%	82.0%
Pro-forma ADR	$226.30	$224.88	$222.57	$221.38	$223.75

Pro-forma Hotel Revenues (in millions)	$689	$755	$716	$734	$2,894
Pro-forma Hotel Adjusted EBITDA (in millions)	$194	$235	$205	$213	$847
Pro-forma Hotel Adjusted EBITDA margin(1)	28.1%	31.1%	28.6%	29.2%	29.3%

__________________________________________________________________________________ (1) Percentages are calculated based on unrounded numbers.

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Supplementary Financial Information (continued)

Historical Pro-Forma Hotel Adjusted EBITDA – YTD Q2 2022

The Pro-forma financial information below is for the 44 consolidated hotels owned as of August 3, 2022.

	Three Months Ended		Six Months Ended
(unaudited, in millions)	March 31,	June 30,	June 30,
	2022	2022	2022
Net (loss) income	$(56)	$154	$98
Depreciation and amortization expense	69	68	137
Interest income	—	(1)	(1)
Interest expense	62	62	124
Income tax expense	—	1	1
Interest expense, income tax and depreciation and amortization included in equity in earnings from investments in affiliates	1	4	5
EBITDA	76	288	364
Loss on sales of assets, net	—	1	1
Gain on sale of investments in affiliates(1)	—	(92)	(92)
Share-based compensation expense	4	5	9
Casualty loss	—	1	1
Other items	2	4	6
Adjusted EBITDA	82	207	289
Less: Adjusted EBITDA from hotels disposed of	(1)	(1)	(2)
Less: Adjusted EBITDA from investments in affiliates disposed of	(2)	(4)	(6)
Pro-forma Adjusted EBITDA	79	202	281
Less: Adjusted EBITDA from investments in affiliates	(3)	(7)	(10)
Add: All other(2)	12	12	24
Pro-forma Hotel Adjusted EBITDA	$88	$207	$295

(1)         Included in other gain (loss), net in the condensed consolidated statements of operations.

(2)         Includes other revenues and other expenses, non-income taxes on TRS leases included in other property-level expenses and corporate general and administrative expenses in the condensed consolidated statements of operations.

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Supplementary Financial Information (continued)

Historical Pro-forma Hotel Adjusted EBITDA – Full Year 2021

The Pro-forma financial information below is for the 44 consolidated hotels owned as of August 3, 2022.

	Three Months Ended				Full Year
(unaudited, in millions)	March 31,	June 30,	September 30,	December 31,	December 31,
	2021	2021	2021	2021	2021
Net loss	$(191)	$(114)	$(82)	$(65)	$(452)
Depreciation and amortization expense	74	71	68	68	281
Interest income	—	—	—	(1)	(1)
Interest expense	63	66	66	63	258
Income tax expense (benefit)	1	—	(3)	4	2
Interest expense, income tax and depreciation and amortization included in equity in earnings from investments in affiliates	1	4	3	3	11
EBITDA	(52)	27	52	72	99
(Gain) loss on sales of assets, net	—	(6)	11	—	5
Share-based compensation expense	6	4	5	4	19
Impairment and casualty loss, net	—	5	2	2	9
Other items	(3)	3	7	3	10
Adjusted EBITDA	(49)	33	77	81	142
Less: Adjusted EBITDA from hotels disposed of	5	(1)	(2)	(2)	—
Less: Adjusted EBITDA from investments in affiliates disposed of	2	—	(2)	(1)	(1)
Pro-forma Adjusted EBITDA	(42)	32	73	78	141
Less: Adjusted EBITDA from investments in affiliates	—	(2)	(2)	(2)	(6)
Add: All other(1)	11	11	11	9	42
Pro-forma Hotel Adjusted EBITDA	$(31)	$41	$82	$85	$177

______________________________________________________________________________________

(1)         Includes other revenues and other expenses, non-income taxes on TRS leases included in other property-level expenses and corporate general and administrative expenses in the consolidated statements of operations.

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Supplementary Financial Information (continued)

Historical Pro-forma Hotel Adjusted EBITDA – Full Year 2019

The Pro-forma financial information below is for the 44 consolidated hotels owned as of August 3, 2022.

	Three Months Ended				Full Year
(unaudited, in millions)	March 31,	June 30,	September 30,	December 31,	December 31,
	2019	2019	2019	2019	2019
Net income	$97	$84	$9	$126	$316
Depreciation and amortization expense	62	61	61	80	264
Interest income	(1)	(2)	(2)	(1)	(6)
Interest expense	32	33	33	42	140
Income tax expense	7	5	—	23	35
Interest expense, income tax and depreciation and amortization included in equity in earnings from investments in affiliates	5	7	7	4	23
EBITDA	202	188	108	274	772
(Gain) loss on sales of assets, net	(31)	12	(1)	1	(19)
Gain on sale of investments in affiliates(1)	—	—	—	(44)	(44)
Acquisition costs	—	6	59	5	70
Severance expense	1	1	—	—	2
Share-based compensation expense	4	4	4	4	16
Casualty loss (gain) and impairment loss, net	—	—	8	(26)	(18)
Other items	—	(4)	2	9	7
Adjusted EBITDA	176	207	180	223	786
Add: Adjusted EBITDA from hotels acquired	37	53	39	—	129
Less: Adjusted EBITDA from hotels disposed of	(24)	(27)	(17)	(16)	(84)
Less: Adjusted EBITDA from investments in affiliates disposed of	(3)	(4)	(5)	(3)	(15)
Pro-forma Adjusted EBITDA(2)	186	229	197	204	816
Less: Adjusted EBITDA from investments in affiliates	(7)	(8)	(4)	(3)	(22)
Add: All other(3)	15	14	12	12	53
Pro-forma Hotel Adjusted EBITDA	$194	$235	$205	$213	$847

______________________________________________________________________________________ (1) Included in other loss, net in the consolidated statements of operations.

(2)         Full year December 31, 2019 includes $15 million associated with 466 rooms at the Hilton Waikoloa Village that were transferred to Hilton Grand Vacations at the end of 2019, $6 million associated with business interruption proceeds related to the loss of income in prior years for the Hilton Caribe and a $6 million operating loss generated from Park’s laundry facilities that were closed in 2021. Excluding these amounts, 2019 Pro-forma Adjusted EBITDA would have been $801 million.

(3)         Includes other revenues and other expenses, non-income taxes on TRS leases included in other property-level expenses and corporate general and administrative expenses in the consolidated statements of operations.

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Supplementary Financial Information (continued)

Historical Pro-forma Hotel Revenues – 2022, 2021 and 2019

The Pro-forma financial information below is for the 44 consolidated hotels owned as of August 3, 2022.

	Three Months Ended		Six Months Ended
(unaudited, in millions)	March 31,	June 30,	June 30,
	2022	2022	2022
Total Revenues	$479	$695	$1,174
Less: Other revenue	(16)	(19)	(35)
Less: Revenues from hotels disposed of	(5)	(6)	(11)
Pro-forma Hotel Revenues	$458	$670	$1,128

	Three Months Ended				Full Year
	March 31,	June 30,	September 30,	December 31,	December 31,
	2021	2021	2021	2021	2021
Total Revenues	$165	$323	$423	$451	$1,362
Less: Other revenue	(8)	(12)	(15)	(16)	(51)
Less: Revenues from hotels disposed of	(6)	(14)	(10)	(5)	(35)
Pro-forma Hotel Revenues	$151	$297	$398	$430	$1,276

	Three Months Ended				Full Year
	March 31,	June 30,	September 30,	December 31,	December 31,
	2019	2019	2019	2019	2019
Total Revenues	$659	$703	$672	$810	$2,844
Less: Other revenue	(18)	(19)	(22)	(18)	(77)
Add: Revenues from hotels acquired	130	151	125	—	406
Less: Revenues from hotels disposed of	(82)	(80)	(59)	(58)	(279)
Pro-forma Hotel Revenues	$689	$755	$716	$734	$2,894

15 |

Supplementary Financial Information (continued)

General and Administrative Expenses

(unaudited, in millions)	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2022	2021	2022	2021
Corporate general and administrative expenses	$16	$16	$32	$34
Less:
Share-based compensation expense	5	4	9	10
Other items	1	1	3	2
G&A, excluding expenses not included in Adjusted EBITDA	$10	$11	$20	$22

16 |

Supplementary Financial Information (continued)

Net Debt and Net Debt to Pro-forma Adjusted EBITDA Ratio

(unaudited, in millions)
	June 30, 2022	March 31, 2022	December 31, 2021	December 31, 2020
Debt	$4,671	$4,671	$4,672	$5,121
Add: unamortized deferred financing costs and discount	35	37	38	38
Less: unamortized premium	(4)	(4)	(4)	(3)
Debt, excluding unamortized deferred financing cost, premiums and discounts	4,702	4,704	4,706	5,156
Add: Park's share of unconsolidated affiliates debt, excluding unamortized deferred financing costs	170	225	225	225
Less: cash and cash equivalents	(758)	(639)	(688)	(951)
Less: restricted cash	(109)	(78)	(75)	(30)
Net debt	$4,005	$4,212	$4,168	$4,400
2019 Pro-forma Adjusted EBITDA(1)	$816	$816	$816	$816
Net debt to Pro-forma Adjusted EBITDA ratio	4.91x	5.16x	5.11x	5.39x

(1) See page 14 for Pro-forma Adjusted EBITDA for the year ended December 31, 2019.

17 |

Outlook

18 |

Outlook

Q3 2022 Outlook and Assumptions

(unaudited, dollars in millions, except per share amounts and RevPAR)
	Q3 2022 Outlook
	as of August 3, 2022
Metric	Low		High

RevPAR	$171		$174
RevPAR change vs. 2019	(9)%		(7)%

Net income	$6		$26
Net income attributable to stockholders	$0		$20
Earnings per share – Diluted(1)	$0.00		$0.09

Adjusted EBITDA	$145		$165
Hotel Adjusted EBITDA margin	26.0%		27.0%
Hotel Adjusted EBITDA margin change vs. 2019	(260)	bps	(160)	bps
Adjusted FFO per share – Diluted(1)	$0.34		$0.43

(1)	Per share amounts are calculated based on unrounded numbers.

Q3 2022 outlook is based in part on the following assumptions:

•
Fully diluted weighted average shares are expected to be 224 million; and
•
Does not take into account potential future acquisitions and dispositions, which could result in a material change to Park’s outlook.

Park's Q3 outlook 2022 outlook is based on a number of factors, many of which are outside the Company's control, including uncertainty surrounding any new disruptions from the COVID-19 pandemic and other macro-economic factors, including inflation, increases in interest rates, supply chain disruptions and the possibility of an economic recession or slowdown in 2022, all of which are subject to change.

19 |

Outlook (continued)

EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA Margin

	Three Months Ended
(unaudited, in millions)	September 30, 2022
	Low Case	High Case
Net income	$6	$26
Depreciation and amortization expense	68	68
Interest income	(1)	(1)
Interest expense	62	62
Interest expense, income tax and depreciation and amortization included in equity in earnings from investments in affiliates	1	1
EBITDA	136	156
Share-based compensation expense	4	4
Other items	5	5
Adjusted EBITDA	145	165
Less: Adjusted EBITDA from investments in affiliates	(4)	(4)
Add: All other	14	14
Hotel Adjusted EBITDA	$155	$175

	Three Months Ended
	September 30, 2022
	Low Case	High Case
Total Revenues	$612	$665
Less: Other revenue	(18)	(18)
Hotel Revenues	$594	$647

	Three Months Ended
	September 30, 2022
	Low Case	High Case
Hotel Revenues	$594	$647
Hotel Adjusted EBITDA	$155	$175
Hotel Adjusted EBITDA margin(1)	26.0%	27.0%

(1)	Percentages are calculated based on unrounded numbers.

20 |

Outlook (continued)

Nareit FFO and Adjusted FFO

	Three Months Ended
(unaudited, in millions except per share data)	September 30, 2022
	Low Case	High Case
Net income attributable to stockholders	$0	$20
Depreciation and amortization expense	68	68
Depreciation and amortization expense attributable to noncontrolling interests	(1)	(1)
Equity investment adjustments:
Equity in earnings from investments in affiliates	(1)	(1)
Pro rata FFO of equity investments	1	1
Nareit FFO attributable to stockholders	67	87
Share-based compensation expense	4	4
Other items	5	5
Adjusted FFO attributable to stockholders	$76	$96
Adjusted FFO per share – Diluted(1)	$0.34	$0.43
Weighted average diluted shares outstanding	224	224

(1)	Per share amounts are calculated based on unrounded numbers.

21 |

Portfolio and Operating Metrics

Hilton Santa Barbara Beachfront Resort Hilton New Orleans Riverside Waldorf Astoria Orlando

22 |

Portfolio and Operating Metrics

Hotel Portfolio as of August 3, 2022

Hotel Name	Total Rooms	Market	Meeting Space (square feet)	Ownership	Equity Ownership	Debt (in millions)
Consolidated Portfolio

Hilton Hawaiian Village Waikiki Beach Resort	2,860	Hawaii	150,000	Fee Simple	100%	$1,275
Hilton San Francisco Union Square	1,921	San Francisco	135,000	Fee Simple	100%	$725	(1)
New York Hilton Midtown	1,878	New York	151,000	Fee Simple	100%	—
Hilton New Orleans Riverside	1,622	New Orleans	130,000	Fee Simple	100%	—
Hilton Chicago	1,544	Chicago	234,000	Fee Simple	100%	—
Parc 55 San Francisco – a Hilton Hotel	1,024	San Francisco	32,000	Fee Simple	100%	—	(1)
Signia by Hilton Orlando Bonnet Creek	1,009	Orlando	157,000	Fee Simple	100%	—
DoubleTree Hotel Seattle Airport	850	Seattle	41,000	Leasehold	100%	—
Hilton Orlando Lake Buena Vista	814	Orlando	86,000	Leasehold	100%	—
Caribe Hilton	652	Other U.S.	65,000	Fee Simple	100%	—
Hilton Waikoloa Village	647	Hawaii	241,000	Fee Simple	100%	—
DoubleTree Hotel Washington DC – Crystal City	627	Washington, D.C.	36,000	Fee Simple	100%	—
Hilton Denver City Center	613	Denver	50,000	Fee Simple	100%	$57
Hilton Boston Logan Airport	604	Boston	30,000	Leasehold	100%	—
W Chicago – Lakeshore	520	Chicago	20,000	Fee Simple	100%	—
Hilton Miami Airport	508	Miami	30,000	Fee Simple	100%	—
DoubleTree Hotel San Jose	505	Other U.S.	48,000	Fee Simple	100%	—
Hyatt Regency Boston	502	Boston	30,000	Fee Simple	100%	$133
Waldorf Astoria Orlando	502	Orlando	33,000	Fee Simple	100%	—
Hilton Salt Lake City Center	499	Other U.S.	24,000	Leasehold	100%	—
DoubleTree Hotel Ontario Airport	482	Southern California	27,000	Fee Simple	67%	$30
Hilton McLean Tysons Corner	458	Washington, D.C.	28,000	Fee Simple	100%	—
Hyatt Regency Mission Bay Spa and Marina	438	Southern California	24,000	Leasehold	100%	—
Boston Marriott Newton	430	Boston	34,000	Fee Simple	100%	—
W Chicago – City Center	403	Chicago	13,000	Fee Simple	100%	$75
Hilton Seattle Airport & Conference Center	396	Seattle	40,000	Leasehold	100%	—
Royal Palm South Beach Miami, a Tribute Portfolio Resort	393	Miami	11,000	Fee Simple	100%	—
DoubleTree Hotel Spokane City Center	375	Other U.S.	21,000	Fee Simple	10%	$14
Hilton Santa Barbara Beachfront Resort	360	Southern California	62,000	Fee Simple	50%	$164
Hilton Oakland Airport	360	Other U.S.	15,000	Leasehold	100%	—
JW Marriott San Francisco Union Square	344	San Francisco	12,000	Leasehold	100%	—
Hyatt Centric Fisherman's Wharf	316	San Francisco	19,000	Fee Simple	100%	—
Hilton Short Hills	314	Other U.S.	21,000	Fee Simple	100%	—
Casa Marina Key West, Curio Collection	311	Key West	21,000	Fee Simple	100%	—
DoubleTree Hotel San Diego – Mission Valley	300	Southern California	24,000	Leasehold	100%	—

Barbara Beachfront Resort Hilton New Orleans Riverside Waldorf Astoria Orlando

(1) Single $725 million CMBS loan secured by Hilton San Francisco Union Square and Parc 55 San Francisco – a Hilton Hotel.

23 |

Portfolio and Operating Metrics (continued)

Hotel Portfolio as of August 3, 2022

Hotel Name	Total Rooms	Market	Meeting Space (square feet)	Ownership	Equity Ownership	Debt(1) (in millions)
Consolidated Portfolio (continued)

Embassy Suites Kansas City Plaza	266	Other U.S.	11,000	Leasehold	100%	—
Embassy Suites Austin Downtown South Congress	262	Other U.S.	2,000	Leasehold	100%	—
DoubleTree Hotel Sonoma Wine Country	245	Other U.S.	50,000	Leasehold	100%	—
Juniper Hotel Cupertino, Curio Collection	224	Other U.S.	5,000	Fee Simple	100%	—
Hilton Checkers Los Angeles	193	Southern California	3,000	Fee Simple	100%	$26
Embassy Suites Phoenix Airport	182	Other U.S.	5,000	Leasehold	100%	—
Hilton Garden Inn LAX/El Segundo	162	Southern California	3,000	Fee Simple	100%	—
DoubleTree Hotel Durango	159	Other U.S.	7,000	Leasehold	100%	—
The Reach Key West, Curio Collection	150	Key West	18,000	Fee Simple	100%	—
Total Consolidated Portfolio (44 Hotels)	27,224		2,199,000			$2,499

Unconsolidated Joint Venture Portfolio

Hilton Orlando	1,424	Orlando	236,000	Fee Simple	20%	$95
Capital Hilton	550	Washington, D.C.	30,000	Fee Simple	25%	$25
Hilton La Jolla Torrey Pines	394	Southern California	41,000	Leasehold	25%	$24
Embassy Suites Alexandria Old Town	288	Washington, D.C.	11,000	Fee Simple	50%	$26
DoubleTree Hotel Las Vegas Airport	190	Other U.S.	3,000	Fee Simple	50%	—
Total Unconsolidated Joint Venture Portfolio (5 Hotels)	2,846		321,000			$170

TOTAL PARK HOTELS & RESORTS PORTFOLIO (49 Hotels)	30,070		2,520,000			$2,669

(1) Debt related to unconsolidated joint ventures is presented on a pro-rata basis.

24 |

Portfolio and Operating Metrics (continued)

Pro-forma Hotels by Market: Q2 2022 vs. Q2 2021

(unaudited)			Pro-forma ADR			Pro-forma Occupancy				Pro-forma RevPAR			Pro-forma Total RevPAR
	Hotels	Rooms	2Q22	2Q21	Change(1)	2Q22	2Q21	Change		2Q22	2Q21	Change(1)	2Q22	2Q21	Change(1)
Hawaii	2	3,507	$290.53	$238.09	22.0%	87.1%	64.6%	22.5%	pts	$253.01	$153.85	64.5%	$452.35	$269.22	68.0%
San Francisco	4	3,605	260.48	168.17	54.9	50.9	13.2	37.7		132.52	22.16	498.1	179.10	28.44	529.8
Orlando	3	2,325	236.42	192.93	22.5	67.8	48.5	19.3		160.25	93.44	71.5	327.32	186.65	75.4
New Orleans	1	1,622	218.12	99.29	119.7	69.3	52.5	16.8		151.07	52.14	189.7	251.24	85.19	194.9
Boston	3	1,536	244.62	150.32	62.7	80.5	45.0	35.5		197.01	67.67	191.1	256.55	85.27	200.9
New York	1	1,878	306.08	—	100.0	69.2	—	69.2		211.77	—	100.0	336.76	2.92	11,451.2
Southern California	6	1,935	243.40	201.21	21.0	78.6	66.6	12.0		191.38	134.05	42.8	284.47	179.86	58.2
Chicago	3	2,467	231.18	172.89	33.7	61.3	11.2	50.1		141.81	19.45	628.9	220.64	24.50	800.5
Key West	2	461	544.96	495.04	10.1	74.9	92.4	(17.5)		408.25	457.58	(10.8)	608.13	663.25	(8.3)
Denver	1	613	196.11	119.54	64.1	71.9	50.3	21.6		141.02	60.08	134.7	215.41	73.93	191.4
Miami	2	901	222.10	197.96	12.2	84.6	72.1	12.5		187.95	142.77	31.6	256.48	196.33	30.6
Washington, D.C.	2	1,085	173.70	116.32	49.3	74.8	30.3	44.5		130.00	35.34	267.8	186.99	47.65	292.4
Seattle	2	1,246	163.56	120.52	35.7	74.5	45.2	29.3		121.90	54.46	123.8	164.99	74.78	120.6
Other	12	4,043	197.77	155.65	27.1	71.3	52.2	19.1		141.11	81.28	73.6	196.37	106.78	83.9
All Markets	44	27,224	$243.66	$188.63	29.2%	71.0%	41.7%	29.3%	pts	$173.03	$78.74	119.7%	$270.63	$120.05	125.4%

(1) Calculated based on unrounded numbers.

25 |

Portfolio and Operating Metrics (continued)

Pro-forma Hotels by Market: Q2 2022 vs. Q2 2021

(unaudited, dollars in millions)			Pro-forma Hotel Adjusted EBITDA			Pro-forma Hotel Revenue			Pro-forma Hotel Adjusted EBITDA Margin
	Hotels	Rooms	2Q22	2Q21	Change(1)	2Q22	2Q21	Change(1)	2Q22	2Q21	Change
Hawaii	2	3,507	$69	$29	135.9%	$144	$86	68.0%	47.5%	33.8%	1,370	bps
San Francisco	4	3,605	6	(14)	141.4	59	9	529.8	9.9	(151.4)	16,130
Orlando	3	2,325	24	11	123.3	69	39	75.4	34.7	27.3	740
New Orleans	1	1,622	15	1	922.7	37	13	194.9	41.1	11.9	2,920
Boston	3	1,536	14	—	4,737.1	36	12	200.9	38.2	(2.5)	4,070
New York	1	1,878	8	(11)	175.3	58	—	11,451.2	14.5	(2,227.9)	224,240
Southern California	6	1,935	18	10	79.7	50	32	58.2	35.1	30.9	420
Chicago	3	2,467	3	(7)	147.6	50	6	800.5	6.5	(122.3)	12,880
Key West	2	461	10	13	(23.5)	26	28	(8.3)	40.2	48.2	(800)
Denver	1	613	5	1	767.1	12	4	191.4	40.5	13.6	2,690
Miami	2	901	8	6	45.3	21	16	30.6	39.2	35.2	400
Washington, D.C.	2	1,085	5	(1)	558.1	18	5	292.4	28.6	(24.4)	5,300
Seattle	2	1,246	4	—	946.7	19	8	120.6	19.7	(5.1)	2,480
Other	12	4,043	18	3	300.5	71	39	83.9	24.8	11.4	1,340
All Markets	44	27,224	$207	$41	399.7%	$670	$297	125.4%	30.8%	13.9%	1,690	bps

(1) Calculated based on unrounded numbers.

26 |

Portfolio and Operating Metrics (continued)

Pro-forma Hotels by Market: YTD Q2 2022 vs. YTD Q2 2021

(unaudited)			Pro-forma ADR			Pro-forma Occupancy				Pro-forma RevPAR			Pro-forma Total RevPAR
	Hotels	Rooms	2022	2021	Change(1)	2022	2021	Change		2022	2021	Change(1)	2022	2021	Change(1)
Hawaii	2	3,507	$281.01	$227.39	23.6%	82.3%	44.9%	37.4%	pts	$231.35	$102.12	126.6%	$410.87	$181.02	127.0%
San Francisco	4	3,605	241.60	162.48	48.7	37.9	9.2	28.7		91.51	14.87	515.3	127.53	19.34	559.4
Orlando	3	2,325	256.32	187.00	37.1	63.3	37.4	25.9		162.20	69.94	131.9	323.01	140.53	129.9
New Orleans	1	1,622	212.21	81.07	161.8	61.5	51.7	9.8		130.44	41.88	211.5	219.60	65.23	236.6
Boston	3	1,536	210.52	137.85	52.7	68.8	35.7	33.1		144.87	49.24	194.2	191.30	62.71	205.0
New York	1	1,878	283.90	—	100.0	51.6	—	51.6		146.45	—	100.0	236.39	2.19	10,686.0
Southern California	6	1,935	223.55	182.59	22.4	72.9	52.4	20.5		162.95	95.60	70.4	241.81	130.01	86.0
Chicago	3	2,467	211.43	163.08	29.7	43.5	7.5	36.0		92.07	12.36	645.0	144.94	15.75	820.3
Key West	2	461	653.55	507.89	28.7	79.0	88.4	(9.4)		516.12	448.94	15.0	730.85	637.09	14.7
Denver	1	613	172.01	114.24	50.6	63.8	37.1	26.7		109.69	42.40	158.7	165.52	51.97	218.5
Miami	2	901	245.52	190.00	29.2	83.5	68.9	14.6		204.97	130.92	56.6	271.17	180.62	50.1
Washington, D.C.	2	1,085	157.52	115.00	37.0	60.6	37.3	23.3		95.41	42.83	122.7	137.10	51.86	164.3
Seattle	2	1,246	146.67	114.89	27.7	64.4	33.2	31.2		94.45	38.09	147.9	133.56	51.33	160.2
Other	12	4,043	190.56	142.54	33.7	62.0	45.3	16.7		118.20	64.62	82.9	163.61	84.12	94.5
All Markets	44	27,224	$236.97	$176.91	33.9%	61.4%	34.1%	27.3%	pts	$145.42	$60.22	141.5%	$228.86	$90.97	151.6%

(1) Calculated based on unrounded numbers.

27 |

Portfolio and Operating Metrics (continued)

Pro-forma Hotels by Market: YTD Q2 2022 vs. YTD Q2 2021

(unaudited, dollars in millions)			Pro-forma Hotel Adjusted EBITDA			Pro-forma Hotel Revenue			Pro-forma Hotel Adjusted EBITDA Margin
	Hotels	Rooms	2022	2021	Change(1)	2022	2021	Change(2)	2022	2021	Change(1)
Hawaii	2	3,507	$111	$27	304.7%	$261	$115	127.0%	42.4%	23.8%	1,860	bps
San Francisco	4	3,605	(6)	(29)	80.3	83	13	559.4	(6.8)	(227.2)	22,040
Orlando	3	2,325	49	10	365.1	136	59	129.9	35.8	17.7	1,810
New Orleans	1	1,622	25	1	2,701.6	64	19	236.6	39.2	4.7	3,450
Boston	3	1,536	14	(5)	411.7	53	17	205.0	26.8	(26.2)	5,300
New York	1	1,878	(3)	(20)	84.2	80	1	10,686.0	(4.0)	(2,713.1)	270,910
Southern California	6	1,935	27	10	172.5	85	46	86.0	31.3	21.4	990
Chicago	3	2,467	(4)	(15)	73.2	65	7	820.3	(6.1)	(208.1)	20,200
Key West	2	461	29	26	11.8	61	53	14.7	47.4	48.7	(130)
Denver	1	613	6	(1)	1,135.5	18	6	218.5	31.8	(9.8)	4,160
Miami	2	901	19	10	83.4	44	29	50.1	42.0	34.4	760
Washington, D.C.	2	1,085	5	(1)	544.8	27	10	164.3	17.1	(10.2)	2,730
Seattle	2	1,246	3	(3)	184.6	30	12	160.2	9.7	(29.8)	3,950
Other	12	4,043	20	—	1,456.3	121	61	94.5	18.0	(2.6)	2,060
All Markets	44	27,224	$295	$10	2,931.3%	$1,128	$448	151.6%	26.2%	2.2%	2,400	bps

(1) Calculated based on unrounded numbers.

28 |

Portfolio and Operating Metrics (continued)

Pro-forma Core Hotels: Q2 2022 vs. Q2 2021

	(unaudited)	Pro-forma ADR			Pro-forma Occupancy				Pro-forma RevPAR			Pro-forma Total RevPAR
		2Q22	2Q21	Change(1)	2Q22	2Q21	Change		2Q22	2Q21	Change(1)	2Q22	2Q21	Change(1)
	Core Hotels
1	Hilton Hawaiian Village Waikiki Beach Resort	$280.60	$235.93	18.9%	90.1%	61.6%	28.5%	pts	$252.94	$145.44	73.9%	$418.73	$230.77	81.4%
2	Hilton Waikoloa Village	344.27	245.65	40.1	73.6	77.8	(4.2)		253.32	191.01	32.6	600.98	439.16	36.8
3	Hilton San Francisco Union Square	255.96	165.23	54.9	56.1	6.6	49.5		143.70	10.95	1,212.2	208.14	14.32	1,353.9
4	Parc 55 San Francisco – a Hilton Hotel	259.34	—	100.0	25.3	—	25.3		65.62	—	100.0	76.80	0.18	43,003.1
5	JW Marriott San Francisco Union Square	312.31	191.22	63.3	74.2	46.3	27.9		231.78	88.58	161.6	283.10	106.76	165.2
6	Hyatt Centric Fisherman's Wharf	227.03	150.63	50.7	76.3	59.5	16.8		173.28	89.74	93.1	220.84	120.62	83.1
7	Signia by Hilton Orlando Bonnet Creek	220.03	171.36	28.4	72.0	51.8	20.2		158.42	88.72	78.6	378.78	197.64	91.7
8	Waldorf Astoria Orlando	352.99	335.01	5.4	68.0	45.0	23.0		239.99	150.73	59.2	424.69	299.88	41.6
9	Hilton Orlando Lake Buena Vista	181.56	137.82	31.7	62.4	46.4	16.0		113.34	63.97	77.2	203.48	103.20	97.2
10	Hilton New Orleans Riverside	218.12	99.29	119.7	69.3	52.5	16.8		151.07	52.14	189.7	251.24	85.19	194.9
11	Hyatt Regency Boston	282.03	149.77	88.3	79.4	43.9	35.5		223.86	65.76	240.4	288.10	80.85	256.3
12	Hilton Boston Logan Airport	241.66	158.10	52.9	93.0	55.9	37.1		224.69	88.36	154.3	280.12	109.20	156.5
13	Boston Marriott Newton	196.81	131.54	49.6	64.4	31.0	33.4		126.77	40.82	210.5	186.62	56.82	228.4
14	New York Hilton Midtown	306.08	—	100.0	69.2	—	69.2		211.77	—	100.0	336.76	2.92	11,451.2
15	Hilton Santa Barbara Beachfront Resort	396.17	359.61	10.2	80.1	77.2	2.9		317.17	277.48	14.3	478.69	355.45	34.7
16	Hyatt Regency Mission Bay Spa and Marina	308.95	234.94	31.5	69.1	54.0	15.1		213.61	126.92	68.3	361.14	208.66	73.1
17	Hilton Checkers Los Angeles	216.86	154.72	40.2	75.5	39.5	36.0		163.83	61.24	167.5	188.15	70.70	166.1
18	Hilton Chicago	216.78	165.70	30.8	59.9	2.8	57.1		129.85	4.59	2,730.3	231.79	7.53	2,980.1
19	W Chicago – City Center	304.70	186.47	63.4	61.5	11.4	50.1		187.47	21.22	783.3	227.20	24.93	811.5
20	W Chicago – Lakeshore	216.77	171.21	26.6	65.5	36.4	29.1		141.93	62.22	128.1	182.45	74.59	144.6
21	Casa Marina Key West, Curio Collection	534.98	511.96	4.5	72.3	92.1	(19.8)		386.53	471.17	(18.0)	584.40	681.00	(14.2)
22	The Reach Key West, Curio Collection	563.56	460.41	22.4	80.4	93.2	(12.8)		453.29	429.41	5.6	657.32	626.45	4.9
23	Hilton Denver City Center	196.11	119.54	64.1	71.9	50.3	21.6		141.02	60.08	134.7	215.41	73.93	191.4
24	Royal Palm South Beach Miami	290.89	231.57	25.6	78.9	78.2	0.7		229.49	181.00	26.8	298.71	251.23	18.9
25	DoubleTree Hotel Washington DC – Crystal City	170.68	118.96	43.5	83.5	26.7	56.8		142.51	31.70	349.5	188.53	41.00	359.9
26	DoubleTree Hotel San Jose	170.02	116.97	45.4	65.2	38.8	26.4		110.91	45.36	144.5	157.19	62.70	150.7
27	Juniper Hotel Cupertino, Curio Collection	210.48	105.88	98.8	74.3	43.6	30.7		156.30	46.07	239.3	184.26	53.53	244.2
	Sub-total Core Hotels	$263.46	$207.24	27.1%	69.8%	37.5%	32.3%	pts	$183.93	$77.69	136.7%	$294.25	$123.73	137.8%

	All Other Hotels	$184.42	$148.22	24.4%	74.9%	55.4%	19.5%	pts	$138.05	$82.11	68.1%	$194.87	$108.25	80.0%
	Total Consolidated Portfolio	$243.66	$188.63	29.2%	71.0%	41.7%	29.3%	pts	$173.03	$78.74	119.7%	$270.63	$120.05	125.4%

(1) Calculated based on unrounded numbers.

29 |

Portfolio and Operating Metrics (continued)

Pro-forma Core Hotels: Q2 2022 vs. Q2 2021

	(unaudited, dollars in millions)	Pro-forma Hotel Adjusted EBITDA			Pro-forma Hotel Revenue			Pro-forma Hotel Adjusted EBITDA Margin
		2Q22	2Q21	Change(1)	2Q22	2Q21	Change(1)	2Q22	2Q21	Change
	Core Hotels
1	Hilton Hawaiian Village Waikiki Beach Resort	$54	$20	164.3%	$109	$60	81.4%	49.7%	34.1%	1,560	bps
2	Hilton Waikoloa Village	14	9	67.8	35	26	36.8	40.6	33.1	750
3	Hilton San Francisco Union Square	5	(8)	155.5	36	3	1,353.9	12.8	(335.3)	34,810
4	Parc 55 San Francisco – a Hilton Hotel	(2)	(4)	55.6	7	—	43,003.1	(25.9)	(25,087.8)	2,506,190
5	JW Marriott San Francisco Union Square	2	(2)	191.7	9	3	165.2	17.0	(49.3)	6,630
6	Hyatt Centric Fisherman's Wharf	2	—	1,779.7	6	3	83.1	24.1	2.4	2,170
7	Signia by Hilton Orlando Bonnet Creek	14	5	157.9	35	18	91.7	39.2	29.1	1,010
8	Waldorf Astoria Orlando	6	4	34.2	19	14	41.6	28.6	30.2	(160)
9	Hilton Orlando Lake Buena Vista	5	1	261.3	15	8	97.2	32.1	17.5	1,460
10	Hilton New Orleans Riverside	15	1	922.7	37	13	194.9	41.1	11.9	2,920
11	Hyatt Regency Boston	6	—	2,023.6	13	4	256.3	44.9	(8.4)	5,330
12	Hilton Boston Logan Airport	6	—	2,106.9	15	6	156.5	36.0	4.1	3,190
13	Boston Marriott Newton	2	—	1,039.2	7	2	228.4	30.8	(10.8)	4,160
14	New York Hilton Midtown	8	(11)	175.3	58	—	11,451.2	14.5	(2,227.9)	224,240
15	Hilton Santa Barbara Beachfront Resort	8	6	26.0	16	12	34.7	50.1	53.6	(350)
16	Hyatt Regency Mission Bay Spa and Marina	4	2	173.4	14	8	73.1	29.7	18.8	1,090
17	Hilton Checkers Los Angeles	1	—	301.7	3	1	166.1	23.5	(31.1)	5,460
18	Hilton Chicago	3	(4)	169.6	33	1	2,980.1	9.6	(424.6)	43,420
19	W Chicago – City Center	1	(1)	157.9	8	1	811.5	7.9	(124.9)	13,280
20	W Chicago – Lakeshore	(1)	(1)	47.0	9	4	144.6	(6.7)	(31.1)	2,440
21	Casa Marina Key West, Curio Collection	6	9	(32.2)	17	19	(14.2)	38.6	48.9	(1,030)
22	The Reach Key West, Curio Collection	4	4	(3.0)	9	9	4.9	43.2	46.7	(350)
23	Hilton Denver City Center	5	1	767.1	12	4	191.4	40.5	13.6	2,690
24	Royal Palm South Beach Miami	4	3	35.2	11	9	18.9	41.6	36.6	500
25	DoubleTree Hotel Washington DC – Crystal City	4	—	1,231.3	11	2	359.9	35.8	(14.5)	5,030
26	DoubleTree Hotel San Jose	1	(1)	189.0	7	3	150.7	7.9	(22.4)	3,030
27	Juniper Hotel Cupertino, Curio Collection	1	—	404.0	4	1	244.2	33.4	(37.9)	7,130
	Sub-total Core Hotels	$178	$33	447.8%	$555	$234	137.8%	31.9%	13.8%	1,810	bps

	All Other Hotels	$29	$8	228.0%	$115	$63	80.0%	25.9%	14.2%	1,170	bps
	Total Consolidated Portfolio	$207	$41	399.7%	$670	$297	125.4%	30.8%	13.9%	1,690	bps

(1) Calculated based on unrounded numbers.

30 |

Portfolio and Operating Metrics (continued)

Pro-forma Core Hotels: YTD Q2 2022 vs. YTD Q2 2021

	(unaudited)	Pro-forma ADR			Pro-forma Occupancy				Pro-forma RevPAR			Pro-forma Total RevPAR
		2022	2021	Change(1)	2022	2021	Change		2022	2021	Change(1)	2022	2021	Change(1)
	Core Hotels
1	Hilton Hawaiian Village Waikiki Beach Resort	$269.14	$226.85	18.6%	83.6%	41.6%	42.0%	pts	$225.02	$94.35	138.5%	$366.93	$149.87	144.8%
2	Hilton Waikoloa Village	338.24	229.07	47.7	76.7	59.6	17.1		259.30	136.43	90.1	605.12	318.70	89.9
3	Hilton San Francisco Union Square	239.52	164.87	45.3	41.1	3.3	37.8		98.48	5.49	1,692.7	144.08	7.61	1,793.6
4	Parc 55 San Francisco – a Hilton Hotel	259.34	—	100.0	12.7	—	12.7		32.99	(0.01)	462,205.0	39.01	0.74	5,149.5
5	JW Marriott San Francisco Union Square	284.87	183.16	55.5	65.0	36.3	28.7		185.16	66.45	178.6	249.79	79.28	215.1
6	Hyatt Centric Fisherman's Wharf	195.00	143.17	36.2	70.2	44.7	25.5		136.86	63.95	114.0	180.72	85.67	110.9
7	Signia by Hilton Orlando Bonnet Creek	232.73	161.08	44.5	62.4	41.4	21.0		145.14	66.67	117.7	337.17	145.46	131.8
8	Waldorf Astoria Orlando	413.07	338.60	22.0	62.0	34.8	27.2		256.05	117.64	117.7	465.52	240.26	93.8
9	Hilton Orlando Lake Buena Vista	192.40	130.74	47.2	65.2	34.1	31.1		125.47	44.58	181.4	217.58	72.91	198.4
10	Hilton New Orleans Riverside	212.21	81.07	161.8	61.5	51.7	9.8		130.44	41.88	211.5	219.60	65.23	236.6
11	Hyatt Regency Boston	242.71	130.39	86.1	63.2	35.5	27.7		153.43	46.34	231.1	200.39	59.12	238.9
12	Hilton Boston Logan Airport	203.96	147.00	38.7	87.4	45.3	42.1		178.17	66.53	167.8	226.41	82.51	174.4
13	Boston Marriott Newton	178.66	125.74	42.1	49.3	22.5	26.8		88.12	28.32	211.1	131.39	39.10	236.0
14	New York Hilton Midtown	283.90	—	100.0	51.6	—	51.6		146.45	—	100.0	236.39	2.19	10,686.0
15	Hilton Santa Barbara Beachfront Resort	352.79	323.94	8.9	74.9	59.8	15.1		264.21	193.73	36.4	386.45	255.84	51.1
16	Hyatt Regency Mission Bay Spa and Marina	274.11	214.66	27.7	61.5	40.3	21.2		168.62	86.46	95.0	292.53	147.13	98.8
17	Hilton Checkers Los Angeles	220.29	143.26	53.8	62.5	30.8	31.7		137.75	44.15	212.0	157.43	51.13	207.9
18	Hilton Chicago	200.28	165.36	21.1	43.3	1.4	41.9		86.63	2.30	3,663.6	156.10	4.44	3,413.2
19	W Chicago – City Center	280.27	186.89	50.0	41.5	5.8	35.7		116.22	10.69	986.7	141.75	12.52	1,032.1
20	W Chicago – Lakeshore	194.49	158.88	22.4	46.0	27.4	18.6		89.51	43.51	105.7	114.29	51.82	120.5
21	Casa Marina Key West, Curio Collection	650.23	530.04	22.7	78.7	87.7	(9.0)		511.87	464.72	10.1	726.16	661.62	9.8
22	The Reach Key West, Curio Collection	660.36	463.09	42.6	79.5	89.9	(10.4)		524.93	416.24	26.1	740.58	586.23	26.3
23	Hilton Denver City Center	172.01	114.24	50.6	63.8	37.1	26.7		109.69	42.40	158.7	165.52	51.97	218.5
24	Royal Palm South Beach Miami	324.35	226.62	43.1	79.0	80.0	(1.0)		256.32	181.46	41.3	327.92	251.96	30.2
25	DoubleTree Hotel Washington DC – Crystal City	152.65	117.51	29.9	67.4	35.2	32.2		102.89	41.37	148.7	136.75	48.34	182.9
26	DoubleTree Hotel San Jose	160.60	114.27	40.5	55.6	33.0	22.6		89.23	37.62	137.2	128.81	50.45	155.3
27	Juniper Hotel Cupertino, Curio Collection	181.31	98.11	84.8	57.6	38.3	19.3		104.49	37.59	178.0	125.32	42.63	194.0
	Sub-total Core Hotels	$257.63	$196.43	31.2%	59.6%	30.0%	29.6%	pts	$153.66	$58.89	160.9%	$248.00	$93.12	166.3%

	All Other Hotels	$177.89	$137.04	29.8%	66.9%	47.1%	19.8%	pts	$118.98	$64.50	84.5%	$167.47	$84.06	99.2%
	Total Consolidated Portfolio	$236.97	$176.91	33.9%	61.4%	34.1%	27.3%	pts	$145.42	$60.22	141.5%	$228.86	$90.97	151.6%

(1) Calculated based on unrounded numbers.

31 |

Portfolio and Operating Metrics (continued)

Pro-forma Core Hotels: YTD Q2 2022 vs. YTD Q2 2021

	(unaudited, dollars in millions)	Pro-forma Hotel Adjusted EBITDA			Pro-forma Hotel Revenue			Pro-forma Hotel Adjusted EBITDA Margin
		2022	2021	Change(1)	2022	2021	Change(2)	2022	2021	Change(1)
	Core Hotels
1	Hilton Hawaiian Village Waikiki Beach Resort	$83	$17	373.9%	$190	$78	144.8%	43.6%	22.5%	2,110	bps
2	Hilton Waikoloa Village	28	10	181.8	71	37	89.9	39.2	26.4	1,280
3	Hilton San Francisco Union Square	(3)	(16)	82.4	50	3	1,793.6	(5.5)	(594.0)	58,850
4	Parc 55 San Francisco – a Hilton Hotel	(6)	(8)	24.3	7	—	100.0	(85.0)	(5,892.7)	580,770
5	JW Marriott San Francisco Union Square	2	(4)	140.8	16	5	215.1	10.6	(82.0)	9,260
6	Hyatt Centric Fisherman's Wharf	2	(1)	305.0	10	5	110.9	15.6	(16.1)	3,170
7	Signia by Hilton Orlando Bonnet Creek	23	5	357.2	62	27	131.8	37.3	18.9	1,840
8	Waldorf Astoria Orlando	15	5	180.2	42	22	93.8	35.2	24.3	1,090
9	Hilton Orlando Lake Buena Vista	11	—	8,847.1	32	11	198.4	33.7	1.1	3,260
10	Hilton New Orleans Riverside	25	1	2,701.6	64	19	236.6	39.2	4.7	3,450
11	Hyatt Regency Boston	6	(2)	419.8	18	5	238.9	33.4	(35.3)	6,870
12	Hilton Boston Logan Airport	6	(1)	524.6	25	9	174.4	25.0	(16.1)	4,110
13	Boston Marriott Newton	2	(1)	263.6	10	3	236.0	19.4	(39.8)	5,920
14	New York Hilton Midtown	(3)	(20)	84.2	80	1	10,686.0	(4.0)	(2,713.1)	270,910
15	Hilton Santa Barbara Beachfront Resort	12	8	48.2	25	16	51.1	45.7	46.6	(90)
16	Hyatt Regency Mission Bay Spa and Marina	6	1	422.9	23	11	98.8	25.7	9.8	1,590
17	Hilton Checkers Los Angeles	1	(1)	198.2	5	2	207.9	18.7	(58.5)	7,720
18	Hilton Chicago	—	(9)	96.2	44	1	3,413.2	(0.8)	(735.3)	73,450
19	W Chicago – City Center	(1)	(2)	68.4	10	1	1,032.1	(7.2)	(258.2)	25,100
20	W Chicago – Lakeshore	(3)	(3)	10.0	11	5	120.5	(26.3)	(64.4)	3,810
21	Casa Marina Key West, Curio Collection	19	19	3.3	41	37	9.8	47.1	50.1	(300)
22	The Reach Key West, Curio Collection	10	7	33.7	20	16	26.3	48.1	45.4	270
23	Hilton Denver City Center	6	(1)	1,135.5	18	6	218.5	31.8	(9.8)	4,160
24	Royal Palm South Beach Miami	10	7	51.7	23	18	30.2	44.7	38.4	630
25	DoubleTree Hotel Washington DC – Crystal City	4	—	100.0	16	5	182.9	26.5	4.5	2,200
26	DoubleTree Hotel San Jose	—	(2)	96.8	12	5	155.3	(0.6)	(43.7)	4,310
27	Juniper Hotel Cupertino, Curio Collection	1	(1)	159.0	5	2	194.0	13.8	(68.5)	8,230
	Sub-total Core Hotels	$256	$8	3,193.4%	$930	$350	166.3%	27.3%	2.2%	2,510	bps

	All Other Hotels	$39	$2	1,921.7%	$198	$98	99.2%	20.7%	2.0%	1,870	bps
	Total Consolidated Portfolio	$295	$10	2,931.3%	$1,128	$448	151.6%	26.2%	2.2%	2,400	bps

(1) Calculated based on unrounded numbers.

32 |

Portfolio and Operating Metrics (continued)

Pro-forma Hotels by Market: Q2 2022 vs. Q2 2019

(unaudited)			Pro-forma ADR			Pro-forma Occupancy				Pro-forma RevPAR			Pro-forma Total RevPAR
	Hotels	Rooms	2Q22	2Q19	Change(1)	2Q22	2Q19	Change		2Q22	2Q19	Change(1)	2Q22	2Q19	Change(1)
Hawaii	2	3,507	$290.53	$246.19	18.0%	87.1%	89.4%	(2.3)%	pts	$253.01	$220.07	15.0%	$452.35	$388.73	16.4%
San Francisco	4	3,605	260.48	272.81	(4.5)	50.9	92.9	(42.0)		132.52	253.41	(47.7)	179.10	333.20	(46.3)
Orlando	3	2,325	236.42	194.90	21.3	67.8	81.2	(13.4)		160.25	158.25	1.3	327.32	330.46	(0.9)
New Orleans	1	1,622	218.12	189.83	14.9	69.3	80.3	(11.0)		151.07	152.36	(0.8)	251.24	257.84	(2.6)
Boston	3	1,536	244.62	257.47	(5.0)	80.5	90.8	(10.3)		197.01	233.92	(15.8)	256.55	311.08	(17.5)
New York	1	1,878	306.08	288.87	6.0	69.2	94.5	(25.3)		211.77	272.95	(22.4)	336.76	468.53	(28.1)
Southern California	6	1,935	243.40	188.83	28.9	78.6	87.1	(8.5)		191.38	164.50	16.3	284.47	252.72	12.6
Chicago	3	2,467	231.18	230.24	0.4	61.3	85.4	(24.1)		141.81	196.80	(27.9)	220.64	297.93	(25.9)
Key West	2	461	544.96	363.89	49.8	74.9	84.8	(9.9)		408.25	308.65	32.3	608.13	483.31	25.8
Denver	1	613	196.11	185.90	5.5	71.9	88.8	(16.9)		141.02	165.04	(14.6)	215.41	250.19	(13.9)
Miami	2	901	222.10	161.30	37.7	84.6	90.4	(5.8)		187.95	145.78	28.9	256.48	213.79	20.0
Washington, D.C.	2	1,085	173.70	187.71	(7.5)	74.8	86.3	(11.5)		130.00	162.09	(19.8)	186.99	240.35	(22.2)
Seattle	2	1,246	163.56	154.46	5.9	74.5	79.9	(5.4)		121.90	123.53	(1.3)	164.99	173.53	(4.9)
Other	12	4,043	197.77	184.62	7.1	71.3	73.6	(2.3)		141.11	135.87	3.9	196.37	183.55	7.0
All Markets	44	27,224	$243.66	$224.88	8.3%	71.0%	85.6%	(14.6)%	pts	$173.03	$192.58	(10.2)%	$270.63	$299.80	(9.7)%

(1) Calculated based on unrounded numbers.

33 |

Portfolio and Operating Metrics (continued)

Pro-forma Hotels by Market: Q2 2022 vs. Q2 2019

(unaudited, dollars in millions)			Pro-forma Hotel Adjusted EBITDA			Pro-forma Hotel Revenue			Pro-forma Hotel Adjusted EBITDA Margin
	Hotels	Rooms	2Q22	2Q19	Change(1)	2Q22	2Q19	Change(1)	2Q22	2Q19	Change
Hawaii	2	3,507	$69	$51	34.2%	$144	$141	2.8%	47.5%	36.4%	1,110	bps
San Francisco	4	3,605	6	33	(82.1)	59	109	(46.3)	9.9	29.8	(1,990)
Orlando	3	2,325	24	23	6.1	69	70	(0.9)	34.7	32.4	230
New Orleans	1	1,622	15	15	1.0	37	38	(2.6)	41.1	39.6	150
Boston	3	1,536	14	17	(18.6)	36	43	(17.5)	38.2	38.7	(50)
New York	1	1,878	8	18	(53.6)	58	80	(28.1)	14.5	22.5	(800)
Southern California	6	1,935	18	14	23.8	50	44	12.6	35.1	31.9	320
Chicago	3	2,467	3	22	(85.5)	50	67	(25.9)	6.5	33.0	(2,650)
Key West	2	461	10	8	33.1	26	20	25.8	40.2	38.0	220
Denver	1	613	5	6	(21.8)	12	14	(13.9)	40.5	44.6	(410)
Miami	2	901	8	5	50.8	21	18	20.0	39.2	31.2	800
Washington, D.C.	2	1,085	5	7	(28.7)	18	24	(22.2)	28.6	31.2	(260)
Seattle	2	1,246	4	4	(3.2)	19	20	(4.9)	19.7	19.4	30
Other	12	4,043	18	12	49.6	71	67	7.0	24.8	17.8	700
All Markets	44	27,224	$207	$235	(12.1)%	$670	$755	(11.2)%	30.8%	31.1%	(30)	bps

(1) Calculated based on unrounded numbers.

34 |

s

Portfolio and Operating Metrics (continued)

Pro-forma Hotels by Market: YTD Q2 2022 vs. YTD Q2 2019

(unaudited)			Pro-forma ADR			Pro-forma Occupancy				Pro-forma RevPAR			Pro-forma Total RevPAR
	Hotels	Rooms	2022	2019	Change(1)	2022	2019	Change		2022	2019	Change(1)	2022	2019	Change(1)
Hawaii	2	3,507	$281.01	$250.70	12.1%	82.3%	89.7%	(7.4)%	pts	$231.35	$224.95	2.8%	$410.87	$389.20	5.6%
San Francisco	4	3,605	241.60	296.22	(18.4)	37.9	90.2	(52.3)		91.51	267.25	(65.8)	127.53	351.38	(63.7)
Orlando	3	2,325	256.32	213.00	20.3	63.3	83.7	(20.4)		162.20	178.18	(9.0)	323.01	372.12	(13.2)
New Orleans	1	1,622	212.21	202.37	4.9	61.5	78.2	(16.7)		130.44	158.20	(17.5)	219.60	271.71	(19.2)
Boston	3	1,536	210.52	222.35	(5.3)	68.8	83.8	(15.0)		144.87	186.29	(22.2)	191.30	254.98	(25.0)
New York	1	1,878	283.90	261.26	8.7	51.6	86.8	(35.2)		146.45	226.86	(35.4)	236.39	388.75	(39.2)
Southern California	6	1,935	223.55	181.73	23.0	72.9	84.5	(11.6)		162.95	153.52	6.1	241.81	240.26	0.6
Chicago	3	2,467	211.43	197.71	6.9	43.5	69.5	(26.0)		92.07	137.53	(33.1)	144.94	219.27	(33.9)
Key West	2	461	653.55	415.35	57.3	79.0	87.7	(8.7)		516.12	364.31	41.7	730.85	540.26	35.3
Denver	1	613	172.01	175.58	(2.0)	63.8	81.8	(18.0)		109.69	143.55	(23.6)	165.52	219.16	(24.5)
Miami	2	901	245.52	199.09	23.3	83.5	90.6	(7.1)		204.97	180.44	13.6	271.17	253.04	7.2
Washington, D.C.	2	1,085	157.52	177.35	(11.2)	60.6	76.2	(15.6)		95.41	135.01	(29.3)	137.10	201.59	(32.0)
Seattle	2	1,246	146.67	145.98	0.5	64.4	79.3	(14.9)		94.45	115.77	(18.4)	133.56	167.58	(20.3)
Other	12	4,043	190.56	184.93	3.0	62.0	68.3	(6.3)		118.20	126.22	(6.4)	163.61	172.53	(5.2)
All Markets	44	27,224	$236.97	$225.55	5.1%	61.4%	81.6%	(20.2)%	pts	$145.42	$184.04	(21.0)%	$228.86	$288.30	(20.6)%

(1) Calculated based on unrounded numbers.

35 |

Portfolio and Operating Metrics (continued)

Pro-forma Hotels by Market: YTD Q2 2022 vs. YTD Q2 2019

(unaudited, dollars in millions)			Pro-forma Hotel Adjusted EBITDA			Pro-forma Hotel Revenue			Pro-forma Hotel Adjusted EBITDA Margin
	Hotels	Rooms	2022	2019	Change(1)	2022	2019	Change(1)	2022	2019	Change
Hawaii	2	3,507	$111	$102	8.5%	$261	$280	(6.7)%	42.4%	36.5%	590	bps
San Francisco	4	3,605	(6)	74	(107.7)	83	229	(63.7)	(6.8)	32.1	(3,890)
Orlando	3	2,325	49	57	(15.0)	136	157	(13.2)	35.8	36.5	(70)
New Orleans	1	1,622	25	33	(22.7)	64	80	(19.2)	39.2	41.0	(180)
Boston	3	1,536	14	22	(35.9)	53	71	(24.9)	26.8	31.4	(460)
New York	1	1,878	(3)	16	(120.1)	80	132	(39.2)	(4.0)	12.0	(1,600)
Southern California	6	1,935	27	25	7.7	85	84	0.8	31.3	29.3	200
Chicago	3	2,467	(4)	16	(124.3)	65	98	(33.9)	(6.1)	16.4	(2,250)
Key West	2	461	29	19	52.0	61	45	35.3	47.4	42.2	520
Denver	1	613	6	10	(40.1)	18	24	(24.5)	31.8	40.1	(830)
Miami	2	901	19	17	12.7	44	41	7.2	42.0	40.0	200
Washington, D.C.	2	1,085	5	9	(51.0)	27	40	(32.0)	17.1	23.7	(660)
Seattle	2	1,246	3	6	(54.2)	30	38	(20.3)	9.7	16.9	(720)
Other	12	4,043	20	23	(6.8)	121	125	(5.1)	18.0	18.4	(40)
All Markets	44	27,224	$295	$429	(31.2)%	$1,128	$1,444	(21.9)%	26.2%	29.7%	(350)	bps

(1) Calculated based on unrounded numbers.

36 |

Portfolio and Operating Metrics (continued)

Pro-forma Core Hotels: Q2 2022 vs. Q2 2019

	(unaudited)	Pro-forma ADR			Pro-forma Occupancy				Pro-forma RevPAR			Pro-forma Total RevPAR
		2Q22	2Q19	Change(1)	2Q22	2Q19	Change		2Q22	2Q19	Change(1)	2Q22	2Q19	Change(1)
	Core Hotels
1	Hilton Hawaiian Village Waikiki Beach Resort	$280.60	$257.84	8.8%	90.1%	93.8%	(3.7)%	pts	$252.94	$242.09	4.5%	$418.73	$399.60	4.8%
2	Hilton Waikoloa Village	344.27	209.95	64.0	73.6	77.8	(4.2)		253.32	163.33	55.1	600.98	360.73	66.6
3	Hilton San Francisco Union Square	255.96	266.70	(4.0)	56.1	92.3	(36.2)		143.70	246.41	(41.7)	208.14	351.95	(40.9)
4	Parc 55 San Francisco – a Hilton Hotel	259.34	269.37	(3.7)	25.3	91.8	(66.5)		65.62	247.30	(73.5)	76.80	286.57	(73.2)
5	JW Marriott San Francisco Union Square	312.31	328.07	(4.8)	74.2	94.6	(20.4)		231.78	310.46	(25.3)	283.10	375.14	(24.5)
6	Hyatt Centric Fisherman's Wharf	227.03	260.13	(12.7)	76.3	97.5	(21.2)		173.28	253.60	(31.7)	220.84	324.69	(32.0)
7	Signia by Hilton Orlando Bonnet Creek	220.03	182.71	20.4	72.0	80.3	(8.3)		158.42	146.66	8.0	378.78	351.35	7.8
8	Waldorf Astoria Orlando	352.99	279.17	26.4	68.0	79.5	(11.5)		239.99	221.79	8.2	424.69	433.66	(2.1)
9	Hilton Orlando Lake Buena Vista	181.56	159.94	13.5	62.4	83.4	(21.0)		113.34	133.42	(15.0)	203.48	240.91	(15.5)
10	Hilton New Orleans Riverside	218.12	189.83	14.9	69.3	80.3	(11.0)		151.07	152.36	(0.8)	251.24	257.84	(2.6)
11	Hyatt Regency Boston	282.03	290.06	(2.8)	79.4	95.8	(16.4)		223.86	277.77	(19.4)	288.10	352.96	(18.4)
12	Hilton Boston Logan Airport	241.66	269.57	(10.4)	93.0	90.6	2.4		224.69	244.29	(8.0)	280.12	309.88	(9.6)
13	Boston Marriott Newton	196.81	196.79	0.0	64.4	85.4	(21.0)		126.77	168.15	(24.6)	186.62	263.88	(29.3)
14	New York Hilton Midtown	306.08	288.87	6.0	69.2	94.5	(25.3)		211.77	272.95	(22.4)	336.76	468.53	(28.1)
15	Hilton Santa Barbara Beachfront Resort	396.17	277.29	42.9	80.1	84.2	(4.1)		317.17	233.43	35.9	478.69	373.85	28.0
16	Hyatt Regency Mission Bay Spa and Marina	308.95	190.80	61.9	69.1	78.7	(9.6)		213.61	150.16	42.3	361.14	276.26	30.7
17	Hilton Checkers Los Angeles	216.86	224.12	(3.2)	75.5	95.5	(20.0)		163.83	214.08	(23.5)	188.15	244.23	(23.0)
18	Hilton Chicago	216.78	217.77	(0.5)	59.9	88.2	(28.3)		129.85	192.14	(32.4)	231.79	321.10	(27.8)
19	W Chicago – City Center	304.70	286.72	6.3	61.5	78.7	(17.2)		187.47	225.81	(17.0)	227.20	280.05	(18.9)
20	W Chicago – Lakeshore	216.77	228.08	(5.0)	65.5	82.5	(17.0)		141.93	188.16	(24.6)	182.45	242.98	(24.9)
21	Casa Marina Key West, Curio Collection	534.98	375.70	42.4	72.3	84.9	(12.6)		386.53	318.79	21.3	584.40	509.58	14.7
22	The Reach Key West, Curio Collection	563.56	339.39	66.1	80.4	84.7	(4.3)		453.29	287.65	57.6	657.32	428.85	53.3
23	Hilton Denver City Center	196.11	185.90	5.5	71.9	88.8	(16.9)		141.02	165.04	(14.6)	215.41	250.19	(13.9)
24	Royal Palm South Beach Miami	290.89	185.01	57.2	78.9	94.8	(15.9)		229.49	175.37	30.9	298.71	246.59	21.1
25	DoubleTree Hotel Washington DC – Crystal City	170.68	184.47	(7.5)	83.5	87.0	(3.5)		142.51	160.51	(11.2)	188.53	217.11	(13.2)
26	DoubleTree Hotel San Jose	170.02	236.99	(28.3)	65.2	87.7	(22.5)		110.91	208.02	(46.7)	157.19	286.73	(45.2)
27	Juniper Hotel Cupertino, Curio Collection	210.48	250.97	(16.1)	74.3	87.6	(13.3)		156.30	219.81	(28.9)	184.26	258.91	(28.8)
	Sub-total Core Hotels	$263.46	$241.73	9.0%	69.8%	88.1%	(18.3)%	pts	$183.93	$212.95	(13.6)%	$294.25	$336.45	(12.5)%

	All Other Hotels	$184.42	$162.14	13.7%	74.9%	77.6%	(2.7)%	pts	$138.05	$125.78	9.8%	$194.87	$179.62	8.5%
	Total Consolidated Portfolio	$243.66	$224.88	8.3%	71.0%	85.6%	(14.6)%	pts	$173.03	$192.58	(10.2)%	$270.63	$299.80	(9.7)%

(1) Calculated based on unrounded numbers.

37 |

Portfolio and Operating Metrics (continued)

Pro-forma Core Hotels: Q2 2022 vs. Q2 2019

	(unaudited, dollars in millions)	Pro-forma Hotel Adjusted EBITDA			Pro-forma Hotel Revenue			Pro-forma Hotel Adjusted EBITDA Margin
		2Q22	2Q19	Change(1)	2Q22	2Q19	Change(1)	2Q22	2Q19	Change
	Core Hotels
1	Hilton Hawaiian Village Waikiki Beach Resort	$54	$41	31.0%	$109	$104	4.8%	49.7%	39.8%	990	bps
2	Hilton Waikoloa Village	14	10	47.7	35	37	(2.9)	40.6	26.7	1,390
3	Hilton San Francisco Union Square	5	18	(74.3)	36	62	(40.9)	12.8	29.5	(1,670)
4	Parc 55 San Francisco – a Hilton Hotel	(2)	9	(121.6)	7	27	(73.2)	(25.9)	32.1	(5,800)
5	JW Marriott San Francisco Union Square	2	3	(47.9)	9	12	(24.5)	17.0	24.7	(770)
6	Hyatt Centric Fisherman's Wharf	2	3	(49.2)	6	9	(32.0)	24.1	32.2	(810)
7	Signia by Hilton Orlando Bonnet Creek	14	12	12.8	35	32	7.8	39.2	37.5	170
8	Waldorf Astoria Orlando	6	5	9.2	19	20	(2.1)	28.6	25.7	290
9	Hilton Orlando Lake Buena Vista	5	5	(11.5)	15	18	(15.5)	32.1	30.6	150
10	Hilton New Orleans Riverside	15	15	1.0	37	38	(2.6)	41.1	39.6	150
11	Hyatt Regency Boston	6	7	(20.7)	13	16	(18.4)	44.9	46.2	(130)
12	Hilton Boston Logan Airport	6	6	(2.7)	15	17	(9.6)	36.0	33.4	260
13	Boston Marriott Newton	2	4	(38.7)	7	10	(29.3)	30.8	35.6	(480)
14	New York Hilton Midtown	8	18	(53.6)	58	80	(28.1)	14.5	22.5	(800)
15	Hilton Santa Barbara Beachfront Resort	8	6	44.4	16	12	28.0	50.1	44.4	570
16	Hyatt Regency Mission Bay Spa and Marina	4	3	74.6	14	11	30.7	29.7	22.2	750
17	Hilton Checkers Los Angeles	1	2	(50.5)	3	4	(23.0)	23.5	36.6	(1,310)
18	Hilton Chicago	3	14	(78.2)	33	45	(27.8)	9.6	31.7	(2,210)
19	W Chicago – City Center	1	4	(83.4)	8	10	(18.9)	7.9	38.7	(3,080)
20	W Chicago – Lakeshore	(1)	4	(115.3)	9	12	(24.9)	(6.7)	33.0	(3,970)
21	Casa Marina Key West, Curio Collection	6	5	16.9	17	15	14.7	38.6	37.9	70
22	The Reach Key West, Curio Collection	4	2	72.2	9	6	53.3	43.2	38.4	480
23	Hilton Denver City Center	5	6	(21.8)	12	14	(13.9)	40.5	44.6	(410)
24	Royal Palm South Beach Miami	4	3	50.9	11	9	21.1	41.6	33.4	820
25	DoubleTree Hotel Washington DC – Crystal City	4	4	(9.2)	11	12	(13.2)	35.8	34.2	160
26	DoubleTree Hotel San Jose	1	4	(86.0)	7	13	(45.2)	7.9	31.1	(2,320)
27	Juniper Hotel Cupertino, Curio Collection	1	2	(36.6)	4	5	(28.8)	33.4	37.5	(410)
	Sub-total Core Hotels	$178	$215	(17.7)%	$555	$650	(14.5)%	31.9%	33.1%	(120)	bps

	All Other Hotels	$29	$20	47.5%	$115	$105	8.5%	25.9%	19.0%	690	bps
	Total Consolidated Portfolio	$207	$235	(12.1)%	$670	$755	(11.2)%	30.8%	31.1%	(30)	bps

(1) Calculated based on unrounded numbers.

38 |

Portfolio and Operating Metrics (continued)

Pro-forma Core Hotels: YTD Q2 2022 vs. YTD Q2 2019

	(unaudited)	Pro-forma ADR			Pro-forma Occupancy				Pro-forma RevPAR			Pro-forma Total RevPAR
		2022	2019	Change(1)	2022	2019	Change		2022	2019	Change(1)	2022	2019	Change(1)
	Core Hotels
1	Hilton Hawaiian Village Waikiki Beach Resort	$269.14	$259.07	3.9%	83.6%	93.2%	(9.6)%	pts	$225.02	$241.54	(6.8)%	$366.93	$393.33	(6.7)%
2	Hilton Waikoloa Village	338.24	225.79	49.8	76.7	80.7	(4.0)		259.30	182.18	42.3	605.12	378.56	59.8
3	Hilton San Francisco Union Square	239.52	292.10	(18.0)	41.1	88.7	(47.6)		98.48	259.12	(62.0)	144.08	367.71	(60.8)
4	Parc 55 San Francisco – a Hilton Hotel	259.34	288.68	(10.2)	12.7	89.7	(77.0)		32.99	259.05	(87.3)	39.01	297.67	(86.9)
5	JW Marriott San Francisco Union Square	284.87	375.61	(24.2)	65.0	93.5	(28.5)		185.16	351.18	(47.3)	249.79	448.43	(44.3)
6	Hyatt Centric Fisherman's Wharf	195.00	258.56	(24.6)	70.2	97.5	(27.3)		136.86	251.95	(45.7)	180.72	320.52	(43.6)
7	Signia by Hilton Orlando Bonnet Creek	232.73	203.71	14.2	62.4	82.9	(20.5)		145.14	168.71	(14.0)	337.17	404.33	(16.6)
8	Waldorf Astoria Orlando	413.07	306.46	34.8	62.0	78.9	(16.9)		256.05	241.69	5.9	465.52	473.70	(1.7)
9	Hilton Orlando Lake Buena Vista	192.40	172.01	11.9	65.2	87.6	(22.4)		125.47	150.74	(16.8)	217.58	269.55	(19.3)
10	Hilton New Orleans Riverside	212.21	202.37	4.9	61.5	78.2	(16.7)		130.44	158.20	(17.5)	219.60	271.71	(19.2)
11	Hyatt Regency Boston	242.71	234.29	3.6	63.2	93.5	(30.3)		153.43	219.17	(30.0)	200.39	283.28	(29.3)
12	Hilton Boston Logan Airport	203.96	235.26	(13.3)	87.4	84.2	3.2		178.17	197.89	(10.0)	226.41	259.45	(12.7)
13	Boston Marriott Newton	178.66	183.10	(2.4)	49.3	71.9	(22.6)		88.12	131.67	(33.1)	131.39	215.68	(39.1)
14	New York Hilton Midtown	283.90	261.26	8.7	51.6	86.8	(35.2)		146.45	226.86	(35.4)	236.39	388.75	(39.2)
15	Hilton Santa Barbara Beachfront Resort	352.79	256.64	37.5	74.9	80.1	(5.2)		264.21	205.44	28.6	386.45	334.20	15.6
16	Hyatt Regency Mission Bay Spa and Marina	274.11	178.04	54.0	61.5	76.1	(14.6)		168.62	135.46	24.5	292.53	257.84	13.5
17	Hilton Checkers Los Angeles	220.29	227.46	(3.2)	62.5	85.9	(23.4)		137.75	195.39	(29.5)	157.43	223.45	(29.5)
18	Hilton Chicago	200.28	187.54	6.8	43.3	71.6	(28.3)		86.63	134.25	(35.5)	156.10	240.43	(35.1)
19	W Chicago – City Center	280.27	245.84	14.0	41.5	68.7	(27.2)		116.22	168.82	(31.2)	141.75	214.15	(33.8)
20	W Chicago – Lakeshore	194.49	191.50	1.6	46.0	64.2	(18.2)		89.51	123.02	(27.2)	114.29	160.39	(28.7)
21	Casa Marina Key West, Curio Collection	650.23	427.78	52.0	78.7	88.1	(9.4)		511.87	377.10	35.7	726.16	567.40	28.0
22	The Reach Key West, Curio Collection	660.36	389.15	69.7	79.5	86.8	(7.3)		524.93	337.78	55.4	740.58	483.99	53.0
23	Hilton Denver City Center	172.01	175.58	(2.0)	63.8	81.8	(18.0)		109.69	143.55	(23.6)	165.52	219.16	(24.5)
24	Royal Palm South Beach Miami	324.35	231.08	40.4	79.0	95.8	(16.8)		256.32	221.45	15.7	327.92	301.22	8.9
25	DoubleTree Hotel Washington DC – Crystal City	152.65	170.20	(10.3)	67.4	74.8	(7.4)		102.89	127.27	(19.2)	136.75	172.67	(20.8)
26	DoubleTree Hotel San Jose	160.60	234.42	(31.5)	55.6	85.6	(30.0)		89.23	200.61	(55.5)	128.81	280.64	(54.1)
27	Juniper Hotel Cupertino, Curio Collection	181.31	261.27	(30.6)	57.6	83.7	(26.1)		104.49	218.82	(52.2)	125.32	258.27	(51.5)
	Sub-total Core Hotels	$257.63	$242.61	6.2%	59.6%	84.0%	(24.4)%	pts	$153.66	$203.76	(24.6)%	$248.00	$323.64	(23.4)%

	All Other Hotels	$177.89	$161.87	9.9%	66.9%	73.8%	(6.9)%	pts	$118.98	$119.39	(0.3)%	$167.47	$172.40	(2.9)%
	Total Consolidated Portfolio	$236.97	$225.55	5.1%	61.4%	81.6%	(20.2)%	pts	$145.42	$184.04	(21.0)%	$228.86	$288.30	(20.6)%

(1) Calculated based on unrounded numbers.

39 |

Portfolio and Operating Metrics (continued)

Pro-forma Core Hotels: YTD Q2 2022 vs. YTD Q2 2019

	(unaudited, dollars in millions)	Pro-forma Hotel Adjusted EBITDA			Pro-forma Hotel Revenue			Pro-forma Hotel Adjusted EBITDA Margin
		2022	2019	Change(1)	2022	2019	Change(1)	2022	2019	Change
	Core Hotels
1	Hilton Hawaiian Village Waikiki Beach Resort	$83	$80	3.5%	$190	$204	(6.7)%	43.6%	39.3%	430	bps
2	Hilton Waikoloa Village	28	22	26.4	71	76	(6.8)	39.2	28.9	1,030
3	Hilton San Francisco Union Square	(3)	41	(106.7)	50	128	(60.8)	(5.5)	32.1	(3,760)
4	Parc 55 San Francisco – a Hilton Hotel	(6)	19	(133.1)	7	55	(86.9)	(85.0)	33.6	(11,860)
5	JW Marriott San Francisco Union Square	2	8	(80.3)	16	28	(44.3)	10.6	29.9	(1,930)
6	Hyatt Centric Fisherman's Wharf	2	6	(71.6)	10	18	(43.6)	15.6	31.0	(1,540)
7	Signia by Hilton Orlando Bonnet Creek	23	30	(23.0)	62	74	(16.6)	37.3	40.4	(310)
8	Waldorf Astoria Orlando	15	14	9.0	42	43	(1.7)	35.2	31.7	350
9	Hilton Orlando Lake Buena Vista	11	14	(21.4)	32	40	(19.3)	33.7	34.6	(90)
10	Hilton New Orleans Riverside	25	33	(22.7)	64	80	(19.2)	39.2	41.0	(180)
11	Hyatt Regency Boston	6	10	(40.0)	18	26	(29.3)	33.4	39.4	(600)
12	Hilton Boston Logan Airport	6	7	(16.6)	25	28	(12.4)	25.0	26.2	(120)
13	Boston Marriott Newton	2	5	(57.6)	10	17	(39.1)	19.4	27.9	(850)
14	New York Hilton Midtown	(3)	16	(120.1)	80	132	(39.2)	(4.0)	12.0	(1,600)
15	Hilton Santa Barbara Beachfront Resort	12	9	33.7	25	22	15.6	45.7	39.5	620
16	Hyatt Regency Mission Bay Spa and Marina	6	4	55.7	23	20	14.0	25.7	18.8	690
17	Hilton Checkers Los Angeles	1	3	(59.5)	5	8	(29.5)	18.7	32.5	(1,380)
18	Hilton Chicago	—	11	(103.1)	44	67	(35.1)	(0.8)	16.5	(1,730)
19	W Chicago – City Center	(1)	3	(121.1)	10	16	(33.8)	(7.2)	22.6	(2,980)
20	W Chicago – Lakeshore	(3)	1	(289.7)	11	15	(28.7)	(26.3)	9.8	(3,610)
21	Casa Marina Key West, Curio Collection	19	13	43.4	41	32	28.0	47.1	42.0	510
22	The Reach Key West, Curio Collection	10	5	72.9	20	13	53.0	48.1	42.6	550
23	Hilton Denver City Center	6	10	(40.1)	18	24	(24.5)	31.8	40.1	(830)
24	Royal Palm South Beach Miami	10	9	13.8	23	21	8.9	44.7	42.8	190
25	DoubleTree Hotel Washington DC – Crystal City	4	5	(13.8)	16	20	(20.8)	26.5	24.3	220
26	DoubleTree Hotel San Jose	—	8	(100.8)	12	26	(54.1)	(0.6)	30.5	(3,110)
27	Juniper Hotel Cupertino, Curio Collection	1	4	(82.3)	5	10	(51.5)	13.8	37.7	(2,390)
	Sub-total Core Hotels	$256	$390	(34.6)%	$930	$1,243	(25.0)%	27.3%	31.3%	(400)	bps

	All Other Hotels	$39	$39	3.0%	$198	$201	(2.8)%	20.7%	19.5%	120	bps
	Total Consolidated Portfolio	$295	$429	(31.2)%	$1,128	$1,444	(21.9)%	26.2%	29.7%	(350)	bps

(1) Calculated based on unrounded numbers.

40 |

Properties Acquired and Sold

Hyatt Regency Boston Caribe Hilton W New Orleans - French Quarter

41 |

Properties Acquired and Sold

Properties Acquired

Hotel	Location	Room Count
2019 Acquisitions:

Chesapeake Lodging Trust Acquisition(1)
Hilton Denver City Center	Denver, CO	613
W Chicago – Lakeshore	Chicago, IL	520
Hyatt Regency Boston	Boston, MA	502
Hyatt Regency Mission Bay Spa and Marina	San Diego, CA	438
Boston Marriott Newton	Newton, MA	430
Le Meridien New Orleans(2)	New Orleans, LA	410
W Chicago – City Center	Chicago, IL	403
Royal Palm South Beach Miami, a Tribute Portfolio Resort	Miami Beach, FL	393
Le Meridien San Francisco(3)	San Francisco, CA	360
JW Marriott San Francisco Union Square	San Francisco, CA	344
Hyatt Centric Fisherman’s Wharf	San Francisco, CA	316
Hotel Indigo San Diego Gaslamp Quarter(4)	San Diego, CA	210
Courtyard Washington Capitol Hill/Navy Yard(4)	Washington, DC	204
Homewood Suites by Hilton Seattle Convention Center Pike Street(5)	Seattle, WA	195
Hilton Checkers Los Angeles	Los Angeles, CA	193
Ace Hotel Downtown Los Angeles(2)	Los Angeles, CA	182
Hotel Adagio, Autograph Collection(6)	San Francisco, CA	171
W New Orleans – French Quarter(7)	New Orleans, LA	97
		5,981

__________________________________________________________________________________

(1) Park’s acquisition by merger of Chesapeake Lodging Trust closed in September 2019 for total consideration of approximately $2.5 billion, including acquisition costs.
(2) Sold in December 2019.
(3) Sold in August 2021.
(4) Sold in June 2021. (5) Sold in June 2022.
(6) Sold in July 2021.
(7) Sold in April 2021.

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Properties Acquired and Sold (continued)

Properties Sold

Hotel	Location	Month Sold	Room Count	Gross Proceeds
				(in millions)
2018 Sales:
Hilton Rotterdam	Rotterdam, Netherlands	January 2018	254	$62.2
Embassy Suites Portfolio – 3 Hotels	Domestic US	February 2018	676	95.8
UK Portfolio – 7 Hotels	United Kingdom	February 2018	1,334	188.5
Hilton Durban	Durban, South Africa	February 2018	328	32.5
Hilton Berlin(1)	Berlin, Germany	May 2018	601	140.0
2018 Total (13 Hotels)			3,193	$519.0

2019 Sales:
Pointe Hilton Squaw Peak Resort	Phoenix, Arizona	February 2019	563	$51.4
Hilton Nuremberg	Nuremberg, Germany	March 2019	152	17.5
Hilton Atlanta Airport	Atlanta, Georgia	June 2019	507	101.0
Hilton New Orleans Airport(2)	New Orleans, Louisiana	June 2019	317	48.0
Embassy Suites Parsippany(2)	Parsippany, New Jersey	June 2019	274	17.0
Conrad Dublin(3)	Dublin, Ireland	November 2019	192	61.0
Ace Hotel Downtown Los Angeles	Los Angeles, California	December 2019	182	117.0
Le Meridien New Orleans	New Orleans, Louisiana	December 2019	410	84.0
2019 Total (8 Hotels)			2,597	$496.9

2020 Sales:
Hilton São Paulo Morumbi	São Paulo, Brazil	February 2020	503	$117.5
Embassy Suites Washington DC Georgetown	Washington, D.C.	February 2020	197	90.4
2020 Total (2 Hotels)			700	$207.9

2021 Sales:
W New Orleans – French Quarter	New Orleans, Louisiana	April 2021	97	$24.1
Hotel Indigo San Diego Gaslamp Quarter(2)	San Diego, California	June 2021	210	78.0
Courtyard Washington Capitol Hill/Navy Yard(2)	Washington, District of Columbia	June 2021	204	71.0
Hotel Adagio, Autograph Collection	San Francisco, California	July 2021	171	82.0
Le Meridien San Francisco	San Francisco, California	August 2021	360	221.5
2021 Total (5 Hotels)			1,042	$476.6

2022 Sales:
Hampton Inn & Suites Memphis – Shady Grove	Memphis, Tennessee	April 2022	131	$11.5
Hilton Chicago/Oak Brook Suites	Chicago, Illinois	May 2022	211	10.3
Homewood Suites by Hilton Seattle Convention Center Pike Street	Seattle, Washington	June 2022	195	80.0
Hilton San Diego Bayfront(4)	San Diego, California	June 2022	1,190	157.0
Hilton Garden Inn Chicago/Oakbrook Terrace	Chicago, Illinois	July 2022	128	9.4
2022 Total (5 Hotels)			1,855	$268.2

Grand Total(5) (33 Hotels)			9,387	$1,968.6

__________________________________________________________________________________

(1) The unconsolidated hotel was sold for total gross proceeds of approximately $350 million, of which $140 million represents Park’s pro rata share.
(2) Hotels were sold as a portfolio in the same transaction.
(3) The unconsolidated hotel was sold for total gross proceeds of approximately $128 million, of which $61 million represents Park’s pro rata share.

(4)          Park sold its 25% interests in the joint ventures that own and operate this unconsolidated hotel for total gross proceeds of approximately $157 million, which were reduced by $55 million for Park’s share of the mortgage debt.

(5) To date, Park has sold a total of 33 hotels. In addition, in December 2019, Park terminated the ground lease on the Hilton Sheffield Hotel.

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Capital Structure

Debt Summary Casa Marina, a Waldorf Astoria Resort Hilton Orlando Bonnet Creek New York Hilton Midtown

asa Marina, a Waldorf Astoria Resort Hilton Orlando Bonnet Creek New York Hilton Midtown

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Capital Structure

Fixed and Variable Rate Debt

(unaudited, dollars in millions)
Debt	Collateral	Interest Rate	Maturity Date	As of June 30, 2022
Fixed Rate Debt
Mortgage loan	Hilton Denver City Center	4.90%	December 2022(1)	$57
Mortgage loan	Hilton Checkers Los Angeles	4.11%	March 2023	26
Mortgage loan	W Chicago – City Center	4.25%	August 2023	75
Mortgage loan	Hilton San Francisco Union Square, Parc 55 San Francisco – a Hilton Hotel	4.11%	November 2023	725
Mortgage loan	Hyatt Regency Boston	4.25%	July 2026	133
Mortgage loan	DoubleTree Hotel Spokane City Center	3.62%	July 2026	14
Mortgage loan	Hilton Hawaiian Village Beach Resort	4.20%	November 2026	1,275
Mortgage loan	Hilton Santa Barbara Beachfront Resort	4.17%	December 2026	164
Mortgage loan	DoubleTree Hotel Ontario Airport	5.37%(2)	May 2027(2)	30
2025 Senior Secured Notes		7.50%	June 2025	650
2028 Senior Secured Notes		5.88%	October 2028	725
2029 Senior Secured Notes		4.88%	May 2029	750
Total Fixed Rate Debt		5.04%(3)		4,624

Variable Rate Debt
Revolver(4)	Unsecured	L + 3.00%	December 2023	—
2019 Term Facility	Unsecured	L + 2.65%	August 2024	78
Total Variable Rate Debt		3.89%(3)		78

Add: unamortized premium				4
Less: unamortized deferred financing costs and discount				(35)
Total Debt(5)		5.02%(3)		$4,671

(1) The loan matures in August 2042 but is callable by the lender with six months of notice. As of June 30, 2022, Park had not received notice from the lender.
(2) In April 2022, Park’s joint venture refinanced the mortgage loan secured by the DoubleTree Hotel Ontario Airport, which extended the maturity date to May 2027 with a fixed interest rate of 5.37%.
(3) Calculated on a weighted average basis.
(4) Park has $901 million of available capacity under the revolving credit facility (“Revolver”).
(5) Excludes $170 million of Park’s share of debt of its unconsolidated joint ventures.

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Definitions

Definitions Hilton Orlando Bonnet Creek Hilton Denver City Center W Chicago –City Center

Hilton Orlando Bonnet Creek Hilton Denver City Center W Chicago - City Center

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Definitions

Pro-forma

The Company presents certain data for its consolidated hotels on a Pro-forma hotel basis as supplemental information for investors: Pro-forma Hotel Revenues, Pro-forma RevPAR, Pro-forma Total RevPAR, Pro-forma occupancy, Pro-forma ADR, Pro-forma Adjusted EBITDA, Pro-forma Hotel Adjusted EBITDA and Pro-forma Hotel Adjusted EBITDA Margin and Net debt to Pro-forma Adjusted EBITDA ratio. The Company presents Pro-forma hotel results to help the Company and its investors evaluate the ongoing operating performance of its hotels. The Company’s Pro-forma metrics exclude results from property dispositions that have occurred through August 3, 2022 and include results from property acquisitions as though such acquisitions occurred on the earliest period presented.

EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA Margin

Earnings (loss) before interest expense, taxes and depreciation and amortization (“EBITDA”), presented herein, reflects net income (loss) excluding depreciation and amortization, interest income, interest expense, income taxes and interest expense, income tax and depreciation and amortization included in equity in earnings (losses) from investments in affiliates.

Adjusted EBITDA, presented herein, is calculated as EBITDA, as previously defined, further adjusted to exclude:

• Gains or losses on sales of assets for both consolidated and unconsolidated investments;

• Costs associated with hotel acquisitions or dispositions expensed during the period;

• Severance expense;

• Share-based compensation expense;

• Impairment losses and casualty gains or losses; and

• Other items that management believes are not representative of the Company’s current or future operating performance.

Hotel Adjusted EBITDA measures hotel-level results before debt service, depreciation and corporate expenses of the Company’s consolidated hotels, which excludes hotels owned by unconsolidated affiliates, and is a key measure of the Company’s profitability. The Company presents Hotel Adjusted EBITDA to help the Company and its investors evaluate the ongoing operating performance of the Company’s consolidated hotels.

Hotel Adjusted EBITDA margin is calculated as Hotel Adjusted EBITDA divided by Total Hotel Revenue.

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Definitions (continued)

EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin are not recognized terms under United States (“U.S.”) GAAP and should not be considered as alternatives to net income (loss) or other measures of financial performance or liquidity derived in accordance with U.S. GAAP. In addition, the Company’s definitions of EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin may not be comparable to similarly titled measures of other companies.

The Company believes that EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin provide useful information to investors about the Company and its financial condition and results of operations for the following reasons: (i) EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin are among the measures used by the Company’s management team to make day-to-day operating decisions and evaluate its operating performance between periods and between REITs by removing the effect of its capital structure (primarily interest expense) and asset base (primarily depreciation and amortization) from its operating results; and (ii) EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin are frequently used by securities analysts, investors and other interested parties as a common performance measure to compare results or estimate valuations across companies in the industry.

EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin have limitations as analytical tools and should not be considered either in isolation or as a substitute for net income (loss) or other methods of analyzing the Company’s operating performance and results as reported under U.S. GAAP. Because of these limitations, EBITDA, Adjusted EBITDA and Hotel Adjusted EBITDA should not be considered as discretionary cash available to the Company to reinvest in the growth of its business or as measures of cash that will be available to the Company to meet its obligations.

Nareit FFO attributable to stockholders, Adjusted FFO attributable to stockholders, Nareit FFO per share – Diluted and Adjusted FFO per share – Diluted

Nareit FFO attributable to stockholders and Nareit FFO per diluted share (defined as set forth below) are presented herein as non-GAAP measures of the Company’s performance. The Company calculates funds from (used in) operations (“FFO”) attributable to stockholders for a given operating period in accordance with standards established by the National Association of Real Estate Investment Trusts (“Nareit”), as net income (loss) attributable to stockholders (calculated in accordance with U.S. GAAP), excluding depreciation and amortization, gains or losses on sales of assets, impairment, and the cumulative effect of changes in accounting principles, plus adjustments for unconsolidated joint ventures. Adjustments for unconsolidated joint ventures are calculated to reflect the Company’s pro rata share of the FFO of those entities on the same basis. As noted by Nareit in its December 2018 “Nareit Funds from Operations White Paper – 2018 Restatement,” since real estate values historically have risen or fallen with market conditions, many industry investors have considered presentation of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. For these reasons, Nareit adopted the FFO metric in order to promote an industry-wide measure of REIT operating performance. The Company believes Nareit FFO provides useful information to investors regarding its operating performance and can facilitate comparisons of operating performance between periods and between REITs. The Company’s presentation may not be comparable to FFO reported by other REITs that do not define the terms in accordance with the current Nareit definition, or that interpret the current Nareit definition differently. The Company calculates Nareit FFO per diluted share as Nareit FFO divided by the number of fully diluted shares outstanding during a given operating period.

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Definitions (continued)

The Company also presents Adjusted FFO attributable to stockholders and Adjusted FFO per diluted share when evaluating its performance because management believes that the exclusion of certain additional items described below provides useful supplemental information to investors regarding the Company’s ongoing operating performance. Management historically has made the adjustments detailed below in evaluating its performance and in its annual budget process. Management believes that the presentation of Adjusted FFO provides useful supplemental information that is beneficial to an investor’s complete understanding of operating performance. The Company adjusts Nareit FFO attributable to stockholders for the following items, which may occur in any period, and refers to this measure as Adjusted FFO attributable to stockholders:

• Costs associated with hotel acquisitions or dispositions expensed during the period;

• Severance expense;

• Share-based compensation expense; and

• Other items that management believes are not representative of the Company’s current or future operating performance.

Net Debt

Net debt, presented herein, is a non-GAAP financial measure that the Company uses to evaluate its financial leverage. Net debt is calculated as (i) long-term debt, including current maturities and excluding unamortized deferred financing costs; and (ii) the Company’s share of investments in affiliate debt, excluding unamortized deferred financing costs; reduced by (a) cash and cash equivalents; and (b) restricted cash and cash equivalents.

The Company believes Net debt provides useful information about its indebtedness to investors as it is frequently used by securities analysts, investors and other interested parties to compare the indebtedness of companies. Net debt should not be considered as a substitute to debt presented in accordance with U.S. GAAP. Net debt may not be comparable to a similarly titled measure of other companies.

Net Debt to Adjusted EBITDA Ratio

Net debt to Adjusted EBITDA ratio, presented herein, is a non-GAAP financial measure and is included as it is frequently used by securities analysts, investors and other interested parties to compare the financial condition of companies. Net debt to Adjusted EBITDA ratio should not be considered as an alternative to measures of financial condition derived in accordance with U.S. GAAP and it may not be comparable to a similarly titled measure of other companies.

Occupancy

Occupancy represents the total number of room nights sold divided by the total number of room nights available at a hotel or group of hotels. Room nights available to guests have not been adjusted for suspended or reduced operations at certain of Park’s hotels as a result of COVID-19. Occupancy measures the utilization of the Company’s hotels’ available capacity. Management uses occupancy to gauge demand at a specific hotel or group of hotels in a given period. Occupancy levels also help management determine achievable Average Daily Rate (“ADR”) levels as demand for hotel rooms increases or decreases.

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Definitions (continued)

Average Daily Rate

ADR represents rooms revenue divided by total number of room nights sold in a given period. ADR measures average room price attained by a hotel and ADR trends provide useful information concerning the pricing environment and the nature of the customer base of a hotel or group of hotels. ADR is a commonly used performance measure in the hotel industry, and management uses ADR to assess pricing levels that the Company is able to generate by type of customer, as changes in rates have a more pronounced effect on overall revenues and incremental profitability than changes in occupancy, as described above.

Revenue per Available Room

Revenue per Available Room (“RevPAR”) represents rooms revenue divided by total number of room nights available to guests for a given period. Room nights available to guests have not been adjusted for suspended or reduced operations at certain of Park’s hotels as a result of COVID-19. Management considers RevPAR to be a meaningful indicator of the Company’s performance as it provides a metric correlated to two primary and key factors of operations at a hotel or group of hotels: occupancy and ADR. RevPAR is also a useful indicator in measuring performance over comparable periods.

Total RevPAR

Total RevPAR represents rooms, food and beverage and other hotel revenues divided by the total number of room nights available to guests for a given period. Room nights available to guests have not been adjusted for suspended or reduced operations at certain of Park’s hotels as a result of COVID-19. Management considers Total RevPAR to be a meaningful indicator of the Company’s performance as approximately one-third of revenues are earned from food and beverage and other hotel revenues. Total RevPAR is also a useful indicator in measuring performance over comparable periods.

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Analyst Coverage

Analyst	Company	Phone	Email
Dany Asad	Bank of America	(646) 855-5238	dany.asad@bofa.com
Anthony Powell	Barclays	(212) 526-8768	anthony.powell@barclays.com
Ari Klein	BMO Capital Markets	(212) 885-4103	ari.klein@bmo.com
Neil Malkin	Capital One Securities	(571) 633-8191	neil.malkin@capitalone.com
Smedes Rose	Citi Research	(212) 816-6243	smedes.rose@citi.com
Floris Van Dijkum	Compass Point	(646) 757-2621	fvandijkum@compasspointllc.com
Chris Woronka	Deutsche Bank	(212) 250-9376	chris.woronka@db.com
Duane Pfennigwerth	Evercore ISI	(212) 497-0817	duane.pfennigwerth@evercoreisi.com
Christopher Darling	Green Street	(949) 640-8780	cdarling@greenstreet.com
David Katz	Jefferies	(212) 323-3355	dkatz@jefferies.com
Joe Greff	JP Morgan	(212) 622-0548	joseph.greff@jpmorgan.com
Bill Crow	Raymond James	(727) 567-2594	bill.crow@raymondjames.com
Rich Anderson	SMBC Nikko Securities	(646) 521-2351	randerson@smbcnikko-si.com
Patrick Scholes	Truist Securities	(212) 319-3915	patrick.scholes@research.Truist.com
Robin Farley	UBS	(212) 713-2060	robin.farley@ubs.com
Dori Kesten	Wells Fargo	(617) 603-4262	dori.kesten@wellsfargo.com

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